UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2017

Date of reporting period :	October 1, 2016 — September 30, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Dynamic Asset Allocation Growth Fund

Annual report
9 | 30 | 17

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PAEAX

Putnam Dynamic
Asset Allocation
Growth Fund

Annual report
9 | 30 | 17

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including, in the case of bonds, perceptions about the risk of default and expectations about changes in monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

November 7, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped keep financial markets on a steady course throughout 2017. Global stock markets have generally made solid advances with low volatility, while bond market performance has been a bit more uneven. As we approach the closing weeks of the year, it is important to note that a number of macroeconomic and geopolitical risks around the world could disrupt market momentum.

In all market environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to recognize and thank Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who recently retired from your fund’s Board of Trustees. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Growth Fund is designed for investors seeking capital appreciation. The fund’s target mix of 80% stocks and 20% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The four portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

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Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Dynamic Asset Allocation Growth Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/17. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 14–16.

4 Dynamic Asset Allocation Growth Fund

Bob is Co-Head of Global Asset Allocation. He holds an M.B.A. from Bentley University and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

How would you describe the global investment environment during the 12-month reporting period ended September 30, 2017?

Although uncertainty caused volatility in global stock markets near the end of the U.S. presidential campaign, the November 2016 win by Donald Trump was followed by a strong rally in the United States, fueled at least in part by investors’ expectations of tax reform, infrastructure spending, and business deregulation. As the U.S. dollar rallied, international stocks lagged initially as investors considered potential negative effects on international trade suggested by Trump’s campaign rhetoric and rising populist sentiment in other countries.

International investors gradually turned their focus to solid economic fundamentals in developed and emerging markets, and global stocks began to gain momentum. Geopolitical concerns subsided during the first half of calendar year 2017 as moderate candidates won elections in France and the Netherlands, and trade policies in the United States remained largely unchanged several months into the Trump presidency. Strong corporate earnings reported in the United States for the first two

Dynamic Asset Allocation Growth Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 9/30/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/17. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

6 Dynamic Asset Allocation Growth Fund

quarters also supported equity prices. As the U.S. dollar cooled, bond markets stabilized, and investors expanded their appetites for riskier assets. Emerging-market stocks also provided positive performance.

Through the remainder of the period, equity markets experienced low volatility and positive momentum in the United States and globally, even against a backdrop of increasing tensions with North Korea and a destructive hurricane season. Lack of legislative progress on health care gave way to other administration priorities, with tax reform next on the agenda.

Citing stable economic growth, solid employment, and a proactive stance regarding inflation, the Federal Open Market Committee [FOMC] raised rates a quarter point in December 2016, and again in March and June 2017, arriving at a target rate of 1.25%. For the 12-month period, the yield curve flattened as short-end rates consistently rose, and longer-term rates fell from highs established late in 2016. The Federal Reserve also formally announced its intention of beginning balance sheet reduction in October 2017.

How did Putnam Dynamic Asset Allocation Growth Fund perform during the 12-month period ended September 30, 2017?

Putnam Dynamic Asset Allocation Growth Fund performed in line with our expectations, finishing the period strongly, though it underperformed the all-equity Russell 3000 benchmark [a broad index of U.S. stocks]. It outperformed its secondary benchmark, the Putnam Growth Blended Benchmark, which contains both stocks and bonds. Both dynamic asset allocation decisions, where asset class exposures are adjusted based on the group’s outlook, and active implementation decisions, including security selection, added value over the 12-month period.

What was the fund’s asset allocation strategy during the period, and how did it affect performance?

Our tactical asset allocation approach during the 12-month period, in particular our preference for equities over rate-sensitive fixed income, aided performance. During the period, both U.S. and global equities performed well, and our exposure to smaller-cap U.S. stocks was also rewarded as these slightly outperformed during the period. These returns came largely in response to ongoing expectations that the new U.S. administration would promote a tax agenda that favors small companies.

Regarding active implementation or security selection, results were initially mixed during the period, but improved steadily. We typically employ a selection strategy that uses quantitative research and analysis to assemble a sector-neutral portfolio of stocks that we believe will outperform the broad U.S. equity market. Throughout the first half of the period, U.S. stock selection was rewarded, adding value above and beyond the general rally in stocks. International developed market equity selection, which uses a similar process, also added value. Fixed-income security selection, which focused on securitized debt, primarily mortgages, was also a notable positive contributor. We also added value through security selection within emerging-market equities.

How did fixed-income markets perform during the period ended September 30, 2017?

Investment-grade bonds declined in price during the last few months of 2016, driving rates higher. The bond selloff was due to a number of factors, including anticipation of

Dynamic Asset Allocation Growth Fund 7

ongoing rate hikes by the Fed and expectations for rising inflation based on potential policy and spending under the new Trump administration. Longer-term bond prices stabilized during the second half of the reporting period, however, as markets had mostly priced in Fed rate hikes in December 2016 and in March and June of 2017. Ultimately, the Bloomberg Barclays U.S. Aggregate Bond Index, a proxy for investment-grade bonds, was up just 0.07% for the period. High-yield bonds, in contrast, performed well during the period as measured by the JPMorgan Developed High Yield Index, which gained 9.65% as investors showed greater comfort with risk and the spread of high-yield bonds above U.S. Treasuries narrowed.

What is your outlook for the coming months?

We expect to add value from active implementation and security selection, given that asset allocations were generally close to benchmark at the end of the period. This view is based on what we perceive as a complicated global economic picture. Within dynamic allocation, we expect to remain tactical in our approach across various markets.

Within the U.S. equity market, we believe it will likely take some time for the crosscurrents of domestic political and economic forces to sort themselves out, making flexibility important. We see strong but competing forces within both equity and credit markets, where stretched valuations and tighter spreads are balanced by continued momentum within each asset class. In rate-sensitive fixed income, we believe the long-term trend is for rates to increase, though global demand for U.S. rates dampens the near-term impact. We expect to see some improvement in commodities performance. Our quantitative model is bullish, and in our view, macroeconomic data suggest the global economy is firing on all cylinders, which is supportive of commodity prices.

Within security selection, we continue to pursue opportunities in both equities and fixed income. Within fixed income, we continue to focus on less-rate-sensitive sectors such as mortgages. The Fed is signaling a rate increase in December 2017, which would be the fourth

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Dynamic Asset Allocation Growth Fund

in 13 months if it occurs. With the Fed also appearing, in our view, to be committed to a measured unwinding of its $4 trillion balance sheet, and other central banks hinting at eventual hikes, we believe that rates could move gradually higher.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Growth Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (2/8/94)
Before sales charge	7.90%	75.37%	5.78%	69.54%	11.14%	26.60%	8.18%	16.84%
After sales charge	7.63	65.29	5.15	59.79	9.83	19.32	6.06	10.12
Class B (2/16/94)
Before CDSC	7.63	65.40	5.16	63.21	10.29	23.72	7.35	15.90
After CDSC	7.63	65.40	5.16	61.21	10.02	20.72	6.48	10.90
Class C (9/1/94)
Before CDSC	7.07	62.85	5.00	63.30	10.31	23.74	7.36	15.99
After CDSC	7.07	62.85	5.00	63.30	10.31	23.74	7.36	14.99
Class M (2/3/95)
Before sales charge	7.36	66.93	5.26	65.28	10.57	24.67	7.63	16.20
After sales charge	7.20	61.09	4.88	59.50	9.79	20.30	6.36	12.13
Class P (8/31/16)
Net asset value	8.17	79.96	6.05	71.97	11.45	27.76	8.51	17.32
Class R (1/21/03)
Net asset value	7.62	70.64	5.49	67.48	10.86	25.62	7.90	16.54
Class R5 (7/2/12)
Net asset value	8.17	79.79	6.04	71.81	11.43	27.60	8.46	17.19
Class R6 (7/2/12)
Net asset value	8.19	80.70	6.10	72.68	11.54	27.95	8.56	17.25
Class Y (7/14/94)
Net asset value	8.16	79.64	6.03	71.66	11.41	27.53	8.44	17.11

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales

10 Dynamic Asset Allocation Growth Fund

charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Comparative index returns For periods ended 9/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Russell 3000 Index	9.50%	107.46%	7.57%	94.45%	14.23%	35.79%	10.74%	18.71%
Putnam Growth Blended
Benchmark*	—†	81.37	6.13	66.26	10.70	26.95	8.28	15.63
Lipper Mixed-Asset Target
Allocation Growth Funds	7.38	62.19	4.88	51.50	8.62	19.78	6.17	12.35
category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/17, there were 503, 450, 420, 313, and 48 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $16,540 and $16,285, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $16,109. A $10,000 investment in the fund’s class P, R, R5, R6, and Y shares would have been valued at $17,996,$17,064, $17,979, $18,070, and $17,964, respectively.

Dynamic Asset Allocation Growth Fund 11

Fund price and distribution information For the 12-month period ended 9/30/17

Distributions	Class A		Class B	Class C	Class M		Class P	Class R	ClassR5	ClassR6	Class Y
Number	1		1	1	1		1	1	1	1	1
Income	$0.059		—	—	—		$0.077	$0.035	$0.097	$0.119	$0.084
Capital gains
Long-term gains	0.188		$0.188	$0.188	$0.188		0.188	0.188	0.188	0.188	0.188
Short-term gains	—		—	—	—		—	—	—	—	—
Total	$0.247		$0.188	$0.188	$0.188		$0.265	$0.223	$0.285	$0.307	$0.272
	Before	After	Net	Net	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value	value
9/30/16	$15.50	$16.45	$15.17	$14.65	$15.14	$15.69	$15.66	$15.19	$15.67	$15.71	$15.66
9/30/17	17.83	18.92	17.37	16.78	17.38	18.01	18.07	17.45	18.04	18.07	18.03

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating expenses
for the fiscal year ended 9/30/16*	1.11%*	1.86%*	1.86%*	1.61%*	0.68%†	1.36%*	0.82%	0.72%	0.86%*
Annualized expense ratio for the
six-month period ended 9/30/17†‡	1.06%	1.81%	1.81%	1.56%	0.66%	1.31%	0.80%	0.70%	0.81%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Other expenses are based on experiences of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class P shares.

‡ Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

12 Dynamic Asset Allocation Growth Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/17 to 9/30/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.54	$9.43	$9.43	$8.14	$3.45	$6.84	$4.18	$3.66	$4.23
Ending value (after expenses)	$1,083.20	$1,078.90	$1,079.10	$1,080.20	$1,085.30	$1,081.80	$1,084.80	$1,085.30	$1,084.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/17, use the following calculation method. To find the value of your investment on 4/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.37	$9.15	$9.15	$7.89	$3.35	$6.63	$4.05	$3.55	$4.10
Ending value (after expenses)	$1,019.75	$1,015.99	$1,015.99	$1,017.25	$1,021.76	$1,018.50	$1,021.06	$1,021.56	$1,021.01

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Growth Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

14 Dynamic Asset Allocation Growth Fund

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Gross dividend (GD) total return indexes reinvest as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management, comprising 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is” basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data

Dynamic Asset Allocation Growth Fund 15

included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2017, Putnam employees had approximately $509,000,000 and the Trustees had approximately $90,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Dynamic Asset Allocation Growth Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Asset Allocation Growth Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2017. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of

18 Dynamic Asset Allocation Growth Fund

the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016.

These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 25 basis points (until September 1, 2016, this limitation was 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain the 25 basis points expense limitation until at least August 31, 2018 and to maintain the 20 basis points expense limitation until at least January 30, 2019. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships

Dynamic Asset Allocation Growth Fund 19

with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey

20 Dynamic Asset Allocation Growth Fund

ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Mixed-Asset Target Allocation Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	1st
Five-year period	1st

For the five-year period ended December 31, 2016, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2016, there were 506, 455 and 409 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with

Dynamic Asset Allocation Growth Fund 21

Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Dynamic Asset Allocation Growth Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Growth Fund 23

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders
of Putnam Dynamic Asset Allocation Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Growth Fund (the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, brokers, and transfer agent of the underlying funds, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 7, 2017

24 Dynamic Asset Allocation Growth Fund

The fund’s portfolio 9/30/17

COMMON STOCKS (66.8%)*	Shares	Value
Banking (5.2%)
Banco Macro SA ADR (Argentina)	17,324	$2,032,971
Banco Santander SA (Spain)	391,311	2,731,932
Bank Leumi Le-Israel BM (Israel)	22,047	116,946
Bank of China, Ltd. (China)	4,452,000	2,201,968
Bank of Montreal (Canada)	8,200	620,578
BNP Paribas SA (France)	55,843	4,504,559
BOC Hong Kong Holdings, Ltd. (Hong Kong)	57,000	277,325
China Construction Bank Corp. (China)	4,606,000	3,837,847
Citigroup, Inc.	428,600	31,176,364
Credit Agricole SA (France)	141,916	2,579,696
DNB ASA (Norway)	146,528	2,952,821
Dubai Islamic Bank PJSC (United Arab Emirates)	786,284	1,295,273
East West Bancorp, Inc.	25,700	1,536,346
First Hawaiian, Inc.	62,800	1,902,212
Grupo Supervielle SA ADR (Argentina) S	76,114	1,879,255
HDFC Bank, Ltd. (India)	43,508	1,203,687
Industrial & Commercial Bank of China, Ltd. (China)	4,391,000	3,280,200
Industrial Bank of Korea (South Korea)	193,361	2,432,344
Itau Unibanco Holding SA ADR (Preference) (Brazil)	181,074	2,480,714
Japan Post Bank Co., Ltd. (Japan)	21,700	268,282
JPMorgan Chase & Co.	386,737	36,937,251
Lloyds Banking Group PLC (United Kingdom)	649,360	589,347
Mitsubishi UFJ Financial Group, Inc. (Japan)	956,998	6,218,380
Moneta Money Bank AS (Czech Republic)	359,899	1,267,178
National Bank of Canada (Canada)	5,800	279,134
Nordea Bank AB (Sweden)	44,305	600,532
PNC Financial Services Group, Inc. (The)	6,000	808,620
Popular, Inc. (Puerto Rico)	46,700	1,678,398
Resona Holdings, Inc. (Japan)	845,100	4,342,842
Sberbank of Russia PJSC ADR (Russia)	199,647	2,841,975
Societe Generale SA (France)	76,937	4,504,310
Sumitomo Mitsui Financial Group, Inc. (Japan)	154,600	5,947,096
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	33,900	1,224,983
SunTrust Banks, Inc.	86,900	5,194,013
TCF Financial Corp.	60,200	1,025,808
U.S. Bancorp	6,000	321,540
United Overseas Bank, Ltd. (Singapore)	31,400	544,156
		143,636,883
Basic materials (2.8%)
Anglo American PLC (United Kingdom)	77,431	1,389,832
Asahi Kasei Corp. (Japan)	184,000	2,267,097
BASF SE (Germany)	67,227	7,154,184
Cabot Corp.	14,100	786,780
Celanese Corp. Ser. A	6,600	688,182
China State Construction International Holdings, Ltd. (China)	872,000	1,271,758
CIMIC Group, Ltd. (Australia)	111,036	3,863,541
Covestro AG (Germany)	17,741	1,525,429
Dilip Buildcon, Ltd. (India) †	85,523	785,190

Dynamic Asset Allocation Growth Fund 25

COMMON STOCKS (66.8%)* cont.	Shares	Value
Basic materials cont.
Evonik Industries AG (Germany)	135,629	$4,844,265
Formosa Plastics Corp. (Taiwan)	453,000	1,372,793
Fortescue Metals Group, Ltd. (Australia)	305,834	1,238,279
Grand Pacific Petrochemical (Taiwan)	1,405,000	1,054,442
Hindalco Industries, Ltd. (India)	322,900	1,193,301
Hitachi Chemical Co., Ltd. (Japan)	59,700	1,637,661
Hitachi Metals, Ltd. (Japan)	30,600	426,066
HOCHTIEF AG (Germany)	25,052	4,226,680
Kajima Corp. (Japan)	105,000	1,043,912
Korea Zinc Co., Ltd. (South Korea)	2,973	1,285,339
Kuraray Co., Ltd. (Japan)	80,400	1,504,721
Mitsubishi Chemical Holdings Corp. (Japan)	242,800	2,315,971
Mitsubishi Gas Chemical Co., Inc. (Japan)	44,400	1,041,542
Mitsubishi Materials Corp. (Japan)	10,600	366,577
Mondi PLC (South Africa)	19,291	518,291
Mota-Engil SGPS SA (Portugal)	223,869	839,282
NCC, Ltd./India (India)	689,594	878,771
Newmont Mining Corp.	83,700	3,139,587
Packaging Corp. of America	37,500	4,300,500
Reliance Steel & Aluminum Co.	19,300	1,470,081
Rio Tinto PLC (United Kingdom)	36,014	1,676,026
Sherwin-Williams Co. (The)	22,700	8,127,508
Shin-Etsu Chemical Co., Ltd. (Japan)	12,000	1,073,933
Sonoco Products Co.	1,600	80,720
Steel Dynamics, Inc.	132,600	4,570,722
Taisei Corp. (Japan)	39,800	2,088,380
Timken Co. (The)	34,300	1,665,265
United Co. RUSAL PLC (RUSAL) (Russia)	1,215,000	918,472
UPM-Kymmene OYJ (Finland)	98,798	2,677,522
voestalpine AG (Austria)	20,634	1,052,191
Waskita Beton Precast Tbk PT (Indonesia)	23,878,200	639,163
		78,999,956
Capital goods (4.1%)
ACS Actividades de Construccion y Servicios SA (Spain)	99,533	3,688,542
Allison Transmission Holdings, Inc. S	155,500	5,835,915
Avery Dennison Corp.	33,700	3,314,058
BAE Systems PLC (United Kingdom)	61,480	520,250
Berry Plastics Group, Inc. †	1,800	101,970
BWX Technologies, Inc.	34,200	1,915,884
CAE, Inc. (Canada)	10,400	181,953
Canon, Inc. (Japan)	900	30,762
Carlisle Cos., Inc.	19,100	1,915,539
China Communications Construction Co., Ltd. (China)	650,000	812,717
Crane Co.	8,100	647,919
Crown Holdings, Inc. †	123,100	7,351,532
CTCI Corp. (Taiwan)	680,000	1,092,700
Cummins, Inc.	52,000	8,737,560
Dassault Aviation SA (France)	334	540,202
General Dynamics Corp.	2,300	472,834

26 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (66.8%)* cont.	Shares	Value
Capital goods cont.
HD Supply Holdings, Inc. †	60,300	$2,175,021
HEICO Corp.	500	44,905
Hitachi, Ltd. (Japan)	452,000	3,188,377
Honeywell International, Inc.	5,200	737,048
Huntington Ingalls Industries, Inc.	15,300	3,464,532
Jacobs Engineering Group, Inc.	43,300	2,523,091
Jain Irrigation Systems, Ltd. (India) †	504,421	732,440
JTEKT Corp (Japan)	61,100	847,232
KEI Industries, Ltd. (India) †	189,029	943,437
L3 Technologies, Inc.	63,209	11,910,472
Minth Group, Ltd. (China)	176,000	923,777
Northrop Grumman Corp.	39,700	11,422,484
Oshkosh Corp.	33,300	2,748,582
Parker Hannifin Corp.	35,000	6,125,700
Quanta Services, Inc. †	93,500	3,494,095
Raytheon Co.	61,400	11,456,012
Republic Services, Inc.	2,700	178,362
Safran SA (France)	6,238	637,296
Sandvik AB (Sweden)	151,503	2,613,436
Spirit AeroSystems Holdings, Inc. Class A	44,000	3,419,680
Thales SA (France)	4,667	528,316
Waste Management, Inc.	62,000	4,852,740
WESCO International, Inc. †	13,300	774,725
		112,902,097
Communication services (2.1%)
ACC Claims Holdings, LLC Class A (Units) F	164,400	986
AT&T, Inc.	6,900	270,273
BCE, Inc. (Canada)	10,900	510,690
Cable One, Inc.	1,000	722,120
Deutsche Telekom AG (Germany)	13,029	243,073
Eutelsat Communications SA (France)	14,335	424,580
I-CABLE Communications, Ltd. (Hong Kong) †	294,556	9,623
Juniper Networks, Inc.	229,800	6,395,334
KDDI Corp. (Japan)	59,700	1,575,012
Megacable Holdings SAB de CV (Units) (Mexico)	325,654	1,356,445
Nippon Telegraph & Telephone Corp. (Japan)	116,400	5,338,250
PCCW, Ltd. (Hong Kong)	203,000	109,997
PLAY Communications SA (Poland) †	106,539	1,082,616
Proximus SADP (Belgium)	5,956	205,234
Shaw Communications, Inc. (Canada)	2,100	48,337
Sky PLC (United Kingdom)	384,039	4,708,700
Sterlite Technologies, Ltd. (India) †	249,593	856,592
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	4,710,000	1,628,783
Telstra Corp., Ltd. (Australia)	1,334,479	3,659,971
Turkcell Iletisim Hizmetleri AS (Turkey)	262,866	936,238
Verizon Communications, Inc.	557,615	27,596,366
		57,679,220
Communications equipment (—%)
Harris Corp.	2,700	355,536
		355,536

Dynamic Asset Allocation Growth Fund 27

COMMON STOCKS (66.8%)* cont.	Shares	Value
Computers (3.0%)
Amadeus IT Holding SA Class A (Spain)	88,275	$5,737,231
Apple, Inc.	334,028	51,480,395
CDK Global, Inc.	3,100	195,579
Check Point Software Technologies, Ltd. (Israel) †	500	57,010
Citrix Systems, Inc. †	64,900	4,985,618
CommerceHub, Inc. Ser. C †	2,600	55,510
Fortinet, Inc. †	95,600	3,426,304
Fujitsu, Ltd. (Japan)	90,000	670,574
HP, Inc.	513,600	10,251,456
NCR Corp. †	43,400	1,628,368
NetApp, Inc.	6,900	301,944
Otsuka Corp. (Japan)	17,600	1,130,963
Synopsys, Inc. †	38,800	3,124,564
Xerox Corp.	24,075	801,457
		83,846,973
Conglomerates (0.5%)
Bouygues SA (France)	95,629	4,537,912
Danaher Corp.	69,500	5,961,710
Marubeni Corp. (Japan)	646,100	4,415,963
		14,915,585
Consumer cyclicals (9.0%)
Adecco Group AG (Switzerland)	57,764	4,497,760
Amazon.com, Inc. †	40	38,454
Aramark	73,000	2,964,530
Aristocrat Leisure, Ltd. (Australia)	125,432	2,074,685
Atacadao Distribuicao Comercio e Industria, Ltda. (Brazil) †	212,456	1,040,428
Automatic Data Processing, Inc.	5,900	644,988
Basso Industry Corp. (Taiwan)	516,000	1,442,750
Berkeley Group Holdings PLC (The) (United Kingdom)	3,833	190,913
Bloomberry Resorts Corp. (Philippines) †	3,701,800	778,149
Booz Allen Hamilton Holding Corp.	51,700	1,933,063
Bridgestone Corp. (Japan)	12,400	563,107
Canadian Tire Corp., Ltd. (Canada)	4,100	510,434
Carnival PLC (United Kingdom)	66,946	4,254,831
Carter’s, Inc.	11,900	1,175,125
CBS Corp. Class B (non-voting shares)	10,600	614,800
Christian Dior SE (France)	1,842	589,875
Clorox Co. (The)	42,600	5,619,366
Dai Nippon Printing Co., Ltd. (Japan)	67,500	1,617,402
Daimler AG (Registered Shares) (Germany)	2,687	214,269
Discovery Communications, Inc. Class A † S	357,500	7,611,175
Dolby Laboratories, Inc. Class A	13,900	799,528
Ecolab, Inc.	1,200	154,332
Electrolux AB Ser. B (Sweden)	119,083	4,044,047
Euronet Worldwide, Inc. †	8,000	758,320
FabFurnish GmbH (acquired 8/2/13, cost $1) (Private) (Germany) † ∆∆ F	2	2
Ferrari NV (Italy)	727	80,339
Fiat Chrysler Automobiles NV (Italy) †	223,086	3,997,168
Ford Motor Co.	46,200	553,014

28 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (66.8%)* cont.	Shares	Value
Consumer cyclicals cont.
Fu Shou Yuan International Group, Ltd. (China)	1,932,000	$1,272,082
GEDI Gruppo Editoriale SpA (Italy) †	7,504	6,652
Genting Bhd (Malaysia)	399,000	902,502
Harvey Norman Holdings, Ltd. (Australia) S	544,317	1,662,174
Hasbro, Inc.	48,100	4,697,927
Home Depot, Inc. (The)	45,081	7,373,448
Hyatt Hotels Corp. Class A †	13,400	827,986
Industrivarden AB Class A (Sweden)	165,133	4,407,656
International Game Technology PLC	21,700	532,735
Interpublic Group of Cos., Inc. (The)	23,900	496,881
ISS A/S (Denmark)	36,524	1,468,791
Itausa — Investimentos Itau SA (Preference) (Brazil)	270,164	940,880
John Wiley & Sons, Inc. Class A	12,100	647,350
KAR Auction Services, Inc.	33,700	1,608,838
Kimberly-Clark Corp.	85,600	10,073,408
Kingfisher PLC (United Kingdom)	862,819	3,451,188
Lagardere SCA (France)	18,686	625,557
Lear Corp.	24,000	4,153,920
Liberty SiriusXM Group Class A †	44,700	1,872,930
Lowe’s Cos., Inc.	233,227	18,644,166
LSC Communications, Inc.	21,500	354,965
LVMH Moet Hennessy Louis Vuitton SA (France)	937	258,532
Marks & Spencer Group PLC (United Kingdom)	883,168	4,182,293
Marriott International, Inc./MD Class A	300	33,078
Masco Corp.	95,500	3,725,455
Mazda Motor Corp. (Japan)	37,400	573,628
METRO AG (Germany)	6,906	81,320
Michaels Cos., Inc. (The) †	63,100	1,354,757
MSC Industrial Direct Co., Inc. Class A	15,900	1,201,563
Namco Bandai Holdings, Inc. (Japan)	29,200	1,001,982
Naspers, Ltd. Class N (South Africa)	22,214	4,791,054
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
New Middle East Other Assets GmbH (acquired 8/12/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
News Corp. Class A	82,000	1,087,320
News Corp. Class B	2,400	32,760
Nien Made Enterprise Co., Ltd. (Taiwan)	122,000	1,255,090
Novus Holdings, Ltd. (South Africa)	7,683	3,706
NVR, Inc. †	1,050	2,997,750
Owens Corning	43,100	3,333,785
Padini Holdings Bhd (Malaysia)	725,400	782,057
PC Jeweller, Ltd. (India)	121,107	614,984
Peugeot SA (France)	178,505	4,251,149
Poya International Co., Ltd. (Taiwan)	93,820	1,122,418
Priceline Group, Inc. (The) †	89	162,943
PVH Corp.	47,100	5,937,426
Qualicorp SA (Brazil)	133,463	1,597,098
Ralph Lauren Corp.	110,200	9,729,558
Randstad Holding NV (Netherlands)	19,701	1,218,717

Dynamic Asset Allocation Growth Fund 29

COMMON STOCKS (66.8%)* cont.	Shares	Value
Consumer cyclicals cont.
Renault SA (France)	19,283	$1,894,126
Robinsons Retail Holdings, Inc. (Philippines)	505,440	985,028
Ross Stores, Inc.	105,100	6,786,307
RR Donnelley & Sons Co.	32,933	339,210
RTL Group SA (Belgium)	16,416	1,242,509
Scotts Miracle-Gro Co. (The) Class A	23,900	2,326,426
ServiceMaster Global Holdings, Inc. †	30,200	1,411,246
Sporton International, Inc. (Taiwan)	206,000	1,032,994
Square, Inc. Class A †	303,100	8,732,311
Suzuki Motor Corp. (Japan)	17,300	908,263
TABCORP Holdings, Ltd. (Australia)	703,824	2,363,310
Taylor Wimpey PLC (United Kingdom)	1,784,522	4,674,910
TJX Cos., Inc. (The)	191,300	14,104,549
Toppan Printing Co., Ltd. (Japan)	222,000	2,203,563
Toro Co. (The)	19,400	1,203,964
TransUnion †	52,600	2,485,876
TUI AG (Germany)	48,856	828,812
Twenty-First Century Fox, Inc.	4,000	105,520
Valeo SA (France)	33,413	2,479,235
Vantiv, Inc. Class A † S	23,800	1,677,186
Visteon Corp. †	18,400	2,277,368
Wal-Mart Stores, Inc.	124,100	9,697,174
Walt Disney Co. (The)	151,400	14,923,498
World Fuel Services Corp.	1,300	44,083
Yamada Denki Co., Ltd. (Japan)	20,000	109,310
Yue Yuen Industrial Holdings, Ltd. (Hong Kong)	203,000	773,945
		251,726,038
Consumer finance (0.3%)
Chailease Holding Co., Ltd. (Taiwan)	554,000	1,339,276
Dewan Housing Finance Corp., Ltd. (India) †	139,707	1,178,301
Discover Financial Services	77,400	4,990,752
		7,508,329
Consumer staples (6.4%)
Altria Group, Inc.	63,476	4,025,648
Associated British Foods PLC (United Kingdom)	39,213	1,677,774
Beauty Community PCL (Foreign depositary shares) (Thailand)	1,533,000	735,472
Beiersdorf AG (Germany)	4,727	508,570
BIM Birlesik Magazalar AS (Turkey)	42,138	878,134
Bunge, Ltd.	49,200	3,417,432
Campbell Soup Co.	76,300	3,572,366
Carlsberg A/S Class B (Denmark)	4,881	534,129
Coca-Cola Amatil, Ltd. (Australia)	523,403	3,179,643
Coca-Cola HBC AG (Switzerland)	17,374	587,849
ConAgra Foods, Inc.	117,800	3,974,572
CVS Health Corp.	6,300	512,316
Darden Restaurants, Inc.	49,600	3,907,488
Delivery Hero Holding GmbH (Germany) †	19,533	773,383
Delivery Hero Holding GmbH (acquired 6/12/15, cost $154,040) (Private)
(Germany) † ∆∆ F	6,000	213,806

30 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (66.8%)* cont.	Shares	Value
Consumer staples cont.
Diageo PLC (United Kingdom)	6,062	$199,259
Dino Polska SA 144A (Poland) †	62,950	1,144,624
Distribuidora Internacional de Alimentacion SA (Spain)	108,436	632,472
Dr. Pepper Snapple Group, Inc.	21,100	1,866,717
Energizer Holdings, Inc. S	25,300	1,165,065
Global Fashion Holding SA (acquired 8/2/13, cost $43,833) (Private)
(Luxembourg) † ∆∆ F	1,036	11,086
Gourmet Master Co., Ltd. (Taiwan)	31,000	330,655
Graham Holdings Co. Class B	62	36,276
Grape King Bio, Ltd. (Taiwan)	34,000	205,222
Gruma SAB de CV Class B (Mexico)	89,317	1,311,699
Heineken Holding NV (Netherlands)	51,210	4,811,747
Henkel AG & Co. KGaA (Preference) (Germany)	4,043	550,235
Hershey Co. (The)	51,200	5,589,504
Ingredion, Inc.	23,200	2,798,848
ITOCHU Corp. (Japan)	303,700	4,976,220
J Sainsbury PLC (United Kingdom)	1,301,716	4,149,686
J.M. Smucker Co. (The)	2,700	283,311
Kao Corp. (Japan)	87,100	5,135,675
Lamb Weston Holdings, Inc.	43,700	2,049,093
Liberty Interactive Corp. †	13,300	765,415
Loblaw Cos., Ltd. (Canada)	8,800	480,289
ManpowerGroup, Inc.	23,900	2,815,898
McDonald’s Corp.	133,800	20,963,784
McDonald’s Holdings Co. (Japan), Ltd. (Japan)	11,700	518,043
Metro Wholesale & Food Specialist AG (Germany) †	6,906	145,981
Nestle SA (Switzerland)	40,677	3,406,728
NH Foods, Ltd. (Japan)	9,000	247,620
PepsiCo, Inc.	156,700	17,461,081
Pinnacle Foods, Inc.	41,700	2,383,989
Pool Corp.	5,600	605,752
Procter & Gamble Co. (The)	38,295	3,484,079
Ser Educacional SA 144A (Brazil)	114,272	1,125,708
Spectrum Brands Holdings, Inc. S	11,100	1,175,712
Swedish Match AB (Sweden)	38,161	1,338,580
Sysco Corp.	142,400	7,682,480
Tate & Lyle PLC (United Kingdom)	515,785	4,482,118
Toyota Tsusho Corp. (Japan)	86,700	2,850,798
Tyson Foods, Inc. Class A	139,100	9,799,595
Ulta Beauty, Inc. †	18,400	4,159,504
Unilever NV ADR (Netherlands)	22,146	1,309,765
US Foods Holding Corp. †	800	21,360
Walgreens Boots Alliance, Inc.	132,000	10,193,040
Watsco, Inc.	18,000	2,899,260
WH Group, Ltd. (Hong Kong)	3,956,500	4,212,798
WM Morrison Supermarkets PLC (United Kingdom)	1,329,595	4,170,858
X5 Retail Group NV GDR (Russia) †	36,114	1,621,157
Yum! Brands, Inc.	52,000	3,827,720
		179,895,088

Dynamic Asset Allocation Growth Fund 31

COMMON STOCKS (66.8%)* cont.	Shares	Value
Electronics (1.6%)
Agilent Technologies, Inc.	82,000	$5,264,400
Casetek Holdings, Ltd. (Taiwan)	294,000	959,044
Corning, Inc.	5,100	152,592
Elite Material Co., Ltd. (Taiwan)	305,000	1,452,145
FLIR Systems, Inc.	35,100	1,365,741
Hoya Corp. (Japan)	40,000	2,169,543
Koninklijke Philips NV (Netherlands)	11,004	454,287
MediaTek, Inc. (Taiwan)	167,000	1,573,120
Samsung Electronics Co., Ltd. (South Korea)	5,244	11,786,981
Samsung Electronics Co., Ltd. (Preference) (South Korea)	666	1,202,986
SK Hynix, Inc. (South Korea)	20,741	1,506,201
Texas Instruments, Inc.	191,200	17,139,168
		45,026,208
Energy (3.3%)
Baker Hughes a GE Co.	121,900	4,463,978
Caltex Australia, Ltd. (Australia)	56,623	1,429,992
Cimarex Energy Co.	53,400	6,069,978
Exxon Mobil Corp.	194,735	15,964,375
Halcon Resources Corp. †	8,621	58,623
Lukoil PJSC ADR (Russia)	27,435	1,452,135
Marathon Petroleum Corp.	7,100	398,168
Milagro Oil & Gas, Inc. (Units) F	89	7,209
Nabors Industries, Ltd.	56,100	452,727
Nine Point Energy	1,344	18,493
OMV AG (Austria)	4,859	283,065
ONEOK, Inc.	139,900	7,751,859
Parsley Energy, Inc. Class A †	303,500	7,994,190
Petroleo Brasileiro SA — Petrobras ADR (Brazil) † S	63,355	636,084
Petroleo Brasileiro SA — Petrobras ADR (Preference) (Brazil) † S	37,400	361,284
Petronet LNG, Ltd. (India)	301,004	1,067,591
Phillips 66	2,100	192,381
PTT PCL (Foreign depositary shares) (Thailand)	117,700	1,439,928
QEP Resources, Inc. †	41,700	357,369
Repsol SA (Spain)	313,555	5,777,510
Rowan Cos. PLC Class A † S	45,200	580,820
Royal Dutch Shell PLC Class B (United Kingdom)	93,715	2,881,389
SandRidge Energy, Inc. †	3,783	76,000
Superior Energy Services, Inc. † S	35,500	379,140
Tervita Corp. Class A (Canada)	179	1,363
Total SA (France)	143,825	7,725,051
Valero Energy Corp.	162,100	12,470,353
Vestas Wind Systems A/S (Denmark)	20,640	1,852,150
Williams Cos., Inc. (The)	294,200	8,828,942
Woodside Petroleum, Ltd. (Australia)	20,289	465,012
		91,437,159
Financial (1.0%)
3i Group PLC (United Kingdom)	527,222	6,450,136
Ally Financial, Inc.	140,400	3,406,104
Broadridge Financial Solutions, Inc.	900	72,738

32 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (66.8%)* cont.	Shares	Value
Financial cont.
CME Group, Inc.	3,400	$461,312
CoreLogic, Inc. †	16,800	776,496
CTBC Financial Holding Co., Ltd. (Taiwan)	2,621,000	1,642,516
DGB Financial Group, Inc. (South Korea)	109,061	1,001,400
Edelweiss Financial Services, Ltd. (India)	284,700	1,173,643
HSBC Holdings PLC (United Kingdom)	113,159	1,117,687
Intercontinental Exchange, Inc.	850	58,395
Mizuho Financial Group, Inc. (Japan)	3,215,500	5,638,612
ORIX Corp. (Japan)	313,100	5,054,291
UNIFIN Financiera, SAB de CV SOFOM, E.N.R. (Mexico)	394,851	1,323,759
		28,177,089
Health care (8.0%)
Alfresa Holdings Corp. (Japan)	13,000	238,371
AmerisourceBergen Corp.	81,500	6,744,125
AstraZeneca PLC (United Kingdom)	10,356	687,607
Baxter International, Inc.	100,400	6,300,100
Bayer AG (Germany)	53,041	7,228,063
Bio-Rad Laboratories, Inc. Class A †	600	133,332
Bruker Corp.	24,000	714,000
C.R. Bard, Inc.	18,000	5,769,000
Celgene Corp. †	143,600	20,939,752
Charles River Laboratories International, Inc. †	17,900	1,933,558
China Traditional Chinese Medicine Holdings Co., Ltd. (China)	2,438,000	1,359,891
Eli Lilly & Co.	127,000	10,863,580
Fleury SA (Brazil)	85,106	791,902
Fresenius SE & Co. KGaA (Germany)	523	42,188
Gilead Sciences, Inc.	313,700	25,415,974
GlaxoSmithKline PLC (United Kingdom)	355,898	7,098,703
Hologic, Inc. †	22,800	836,532
Humana, Inc.	3,000	730,890
Johnson & Johnson	263,659	34,278,307
McKesson Corp.	70,200	10,783,422
Medipal Holdings Corp. (Japan)	73,700	1,280,829
Merck & Co., Inc.	202,500	12,966,075
Mitsubishi Tanabe Pharma Corp. (Japan)	99,700	2,291,775
Novartis AG (Switzerland)	82,581	7,069,722
Pfizer, Inc.	29,700	1,060,290
Premier, Inc. Class A †	22,400	729,568
Richter Gedeon Nyrt (Hungary)	60,076	1,492,060
Roche Holding AG (Switzerland)	37,108	9,472,916
Sanofi (France)	82,792	8,220,538
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. (China)	176,500	734,900
Shionogi & Co., Ltd. (Japan)	67,200	3,676,221
Taro Pharmaceutical Industries, Ltd. (Israel) † S	2,909	327,815
Thermo Fisher Scientific, Inc.	300	56,760
UnitedHealth Group, Inc.	141,300	27,673,605
Vieworks Co., Ltd. (South Korea)	1,332	45,530
WellCare Health Plans, Inc. †	21,500	3,692,410
Zoetis, Inc.	9,800	624,848
		224,305,159

Dynamic Asset Allocation Growth Fund 33

COMMON STOCKS (66.8%)* cont.	Shares	Value
Insurance (3.0%)
Aflac, Inc.	88,900	$7,235,571
AIA Group, Ltd. (Hong Kong)	146,600	1,087,229
Allianz SE (Germany)	33,236	7,461,548
Allstate Corp. (The)	84,400	7,757,204
American Financial Group, Inc.	8,700	900,015
Aspen Insurance Holdings, Ltd.	11,300	456,520
Assured Guaranty, Ltd.	38,500	1,453,375
AXA SA (France)	175,656	5,312,686
Baloise Holding AG (Switzerland)	3,359	531,418
Berkshire Hathaway, Inc. Class B †	2,500	458,300
Dongbu Insurance Co., Ltd. (South Korea)	16,032	1,022,967
Hartford Financial Services Group, Inc. (The)	100,200	5,554,086
Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	22,530	892,519
ING Life Insurance Korea, Ltd. (South Korea)	30,507	1,265,452
IRB Brasil Resseguros S/A (Brazil) †	156,307	1,492,915
Legal & General Group PLC (United Kingdom)	158,689	552,660
Lincoln National Corp.	49,700	3,651,956
Mapfre SA (Spain)	320,390	1,042,855
Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	21,507	4,598,321
NN Group NV (Netherlands)	101,945	4,266,510
Ping An Insurance Group Co. of China, Ltd. (China)	369,500	2,850,998
Prudential Financial, Inc.	79,600	8,463,072
Reinsurance Group of America, Inc.	12,450	1,737,149
Swiss Life Holding AG (Switzerland)	1,278	450,174
Swiss Re AG (Switzerland)	57,781	5,233,019
Travelers Cos., Inc. (The)	23,100	2,830,212
Unum Group	52,900	2,704,777
Validus Holdings, Ltd.	20,300	998,963
Voya Financial, Inc.	52,600	2,098,214
		84,360,685
Investment banking/Brokerage (1.6%)
Ameriprise Financial, Inc.	46,200	6,861,162
Daiwa Securities Group, Inc. (Japan)	95,000	538,658
E*Trade Financial Corp. †	173,800	7,579,418
Goldman Sachs Group, Inc. (The)	88,600	21,015,034
Investor AB Class B (Sweden)	2,758	136,226
Morgan Stanley	73,300	3,530,861
Nomura Holdings, Inc. (Japan)	506,700	2,839,091
Partners Group Holding AG (Switzerland)	691	468,825
Raymond James Financial, Inc.	10,300	868,599
		43,837,874
Photography/Imaging (—%)
FUJIFILM Holdings Corp. (Japan)	12,800	499,042
		499,042
Real estate (2.6%)
AGNC Investment Corp. R	129,200	2,801,056
American Homes 4 Rent R	4,700	102,037
Annaly Capital Management, Inc. R	257,200	3,135,268

34 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (66.8%)* cont.	Shares	Value
Real estate cont.
Apartment Investment & Management Co. Class A R	36,000	$1,578,960
Apple Hospitality REIT, Inc. R	56,400	1,066,524
Barratt Developments PLC (United Kingdom)	332,842	2,740,720
Brandywine Realty Trust R	51,900	907,731
Brixmor Property Group, Inc. R	88,300	1,660,040
Camden Property Trust R	27,300	2,496,585
Cheung Kong Property Holdings, Ltd. (Hong Kong)	582,000	4,840,641
Chimera Investment Corp. R	62,900	1,190,068
Colony NorthStar, Inc. Class A R	136,300	1,711,928
Corporate Office Properties Trust R	2,500	82,075
Duke Realty Corp. R	76,500	2,204,730
Empire State Realty Trust, Inc. Class A R	1,800	36,972
EPR Properties R	2,300	160,402
Equity Commonwealth † R	24,700	750,880
Equity Lifestyle Properties, Inc. R	11,700	995,436
Equity Residential Trust R	76,100	5,017,273
Forest City Realty Trust, Inc. Class A R	65,700	1,676,007
Gaming and Leisure Properties, Inc. R	26,500	977,585
HCP, Inc. R	120,300	3,347,949
Highwoods Properties, Inc. R	30,500	1,588,745
Kerry Properties, Ltd. (Hong Kong)	404,000	1,677,292
Lamar Advertising Co. Class A R	1,900	130,207
Liberty Property Trust R	31,100	1,276,966
MFA Financial, Inc. R	82,600	723,576
Mid-America Apartment Communities, Inc. R	5,800	619,904
MRV Engenharia e Participacoes SA (Brazil)	337,997	1,468,462
New World Development Co., Ltd. (Hong Kong)	1,687,000	2,428,807
Nomura Real Estate Holdings, Inc. (Japan)	38,000	812,295
Outfront Media, Inc. R	31,000	780,580
Park Hotels & Resorts, Inc. R	71,300	1,965,028
Persimmon PLC (United Kingdom)	132,052	4,568,839
Quality Care Properties, Inc. † R	38,800	601,400
Retail Properties of America, Inc. Class A R	6,300	82,719
Senior Housing Properties Trust R	28,900	564,995
Spirit Realty Capital, Inc. R	228,600	1,959,102
Starwood Property Trust, Inc. R	73,200	1,589,904
Sun Hung Kai Properties, Ltd. (Hong Kong)	132,000	2,154,393
Two Harbors Investment Corp. R	98,500	992,880
VEREIT, Inc. R	263,900	2,187,731
Wharf Holdings, Ltd. (The) (Hong Kong)	106,000	944,738
Wheelock and Co., Ltd. (Hong Kong)	372,000	2,616,392
WP Carey, Inc. R	9,300	626,727
		71,842,549
Semiconductor (1.2%)
Applied Materials, Inc.	399,400	20,804,746
Maxim Integrated Products, Inc.	87,400	4,169,854
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	575,350	4,137,991
Teradyne, Inc.	77,400	2,886,246
Tokyo Electron, Ltd. (Japan)	1,100	169,575
		32,168,412

Dynamic Asset Allocation Growth Fund 35

COMMON STOCKS (66.8%)* cont.	Shares	Value
Software (3.0%)
Adobe Systems, Inc. †	23,900	$3,565,402
Amdocs, Ltd.	66,000	4,245,120
Chinasoft International, Ltd. (China)	1,664,000	923,764
F5 Networks, Inc. †	29,900	3,604,744
Intuit, Inc.	62,600	8,897,964
Microsoft Corp.	663,109	49,394,989
Open Text Corp. (Canada)	10,300	332,341
Tencent Holdings, Ltd. (China)	217,000	9,381,376
VMware, Inc. Class A † S	41,700	4,553,223
		84,898,923
Technology services (3.6%)
Alibaba Group Holding, Ltd. ADR (China) † S	53,023	9,157,602
Alphabet, Inc. Class A †	50,660	49,328,655
AtoS SE (France)	34,397	5,335,815
Dell Technologies, Inc. Class V †	45,700	3,528,497
DST Systems, Inc.	13,800	757,344
Dun & Bradstreet Corp. (The)	22,000	2,561,020
DXC Technology Co.	75,200	6,458,176
eBay, Inc. †	169,401	6,515,162
Facebook, Inc. Class A †	64,200	10,969,854
Fidelity National Information Services, Inc.	4,900	457,611
Fiserv, Inc. †	2,500	322,400
Genpact, Ltd.	2,900	83,375
Mixi, Inc. (Japan)	6,500	314,341
NCSOFT Corp. (South Korea)	3,634	1,478,245
Paychex, Inc.	4,800	287,808
Yandex NV Class A (Russia) †	36,848	1,214,142
YY, Inc. ADR (China) †	12,637	1,096,639
		99,866,686
Transportation (2.1%)
ANA Holdings, Inc. (Japan)	69,400	2,631,658
Beijing Capital International Airport Co., Ltd. (China)	508,000	757,945
Central Japan Railway Co. (Japan)	24,400	4,280,470
Delta Air Lines, Inc.	189,777	9,151,047
Deutsche Lufthansa AG (Germany)	14,554	404,404
Deutsche Post AG (Germany)	136,134	6,060,179
easyJet PLC (United Kingdom)	29,195	476,106
Fraport AG Frankfurt Airport Services Worldwide (Germany)	3,505	332,813
International Consolidated Airlines Group SA (Spain)	99,981	796,450
Japan Airlines Co., Ltd. (Japan)	13,200	446,814
Landstar System, Inc.	13,000	1,295,450
Norfolk Southern Corp.	62,500	8,265,000
Qantas Airways, Ltd. (Australia)	763,401	3,502,469
Royal Mail PLC (United Kingdom)	453,232	2,333,364
Union Pacific Corp.	135,300	15,690,741
Yangzijiang Shipbuilding Holdings, Ltd. (China)	691,000	729,392
		57,154,302

36 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (66.8%)* cont.	Shares	Value
Utilities and power (2.4%)
American Electric Power Co., Inc.	92,100	$6,469,104
AusNet Services (Units) (Australia)	314,367	418,348
CenterPoint Energy, Inc.	101,100	2,953,131
Centrica PLC (United Kingdom)	1,575,071	3,946,811
China Water Affairs Group, Ltd. (China)	2,648,000	1,883,100
Edison International	12,000	926,040
Endesa SA (Spain)	101,352	2,284,955
Enel SpA (Italy)	1,130,706	6,808,866
ENGIE SA (France)	25,313	429,914
ENI SpA (Italy)	26,205	433,604
Entergy Corp.	133,224	10,172,985
Exelon Corp.	134,900	5,081,683
FirstEnergy Corp.	166,400	5,130,112
Gas Natural SDG SA (Spain)	10,992	243,330
Great Plains Energy, Inc.	11,600	351,480
Iberdrola SA (Spain)	89,978	698,900
Innogy SE (Germany)	21,037	936,240
Inter RAO UES PJSC (Russia)	9,596,878	618,922
KEC International, Ltd. (India)	230,107	1,084,267
Kinder Morgan, Inc.	23,800	456,484
NiSource, Inc.	126,400	3,234,576
Pampa Energia SA ADR (Argentina) † S	10,727	698,328
PG&E Corp.	6,500	442,585
Power Grid Corp. of India, Ltd. (India)	434,588	1,406,023
PPL Corp.	38,100	1,445,895
RusHydro PJSC ADR (Russia)	879,616	1,262,249
Southern Co. (The)	2,700	132,678
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	11,872	12,466
Tohoku Electric Power Co., Inc. (Japan)	83,700	1,065,135
UGI Corp.	130,350	6,108,201
Vectren Corp.	14,400	947,088
		68,083,500
Total common stocks (cost $1,579,844,950)		$1,863,123,293

	Principal
CORPORATE BONDS AND NOTES (11.4%)*	amount	Value
Basic materials (0.9%)
A Schulman, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23	$195,000	$202,313
Agrium, Inc. sr. unsec. unsub. notes 5.25%, 1/15/45 (Canada)	70,000	80,216
AK Steel Corp. company guaranty sr. unsec. notes
6.375%, 10/15/25	135,000	133,313
Allegheny Technologies, Inc. sr. unsec. unsub. notes
9.375%, 6/1/19	275,000	300,438
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	40,000	43,350
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	115,000	117,300
Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty sr. unsec.
notes 6.25%, 2/1/25 (Netherlands)	200,000	203,500

Dynamic Asset Allocation Growth Fund 37

	Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.	amount	Value
Basic materials cont.
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	$95,000	$109,250
ArcelorMittal SA sr. unsec. unsub. notes 7.50%, 10/15/39 (France)	145,000	174,000
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	195,000	203,288
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	295,000	314,175
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	360,000	381,960
Blue Cube Spinco, Inc. company guaranty sr. unsec. unsub. notes
9.75%, 10/15/23	275,000	334,125
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	315,000	328,388
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	495,000	520,369
Builders FirstSource, Inc. 144A company guaranty sr. unsec. notes
10.75%, 8/15/23	357,000	407,873
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	195,000	206,213
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	275,000	287,375
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	700,000	721,000
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	587,000	633,455
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	550,000	584,381
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	240,000	222,600
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	165,000	171,188
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	250,000	276,875
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	175,000	186,156
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	430,000	422,475
Coveris Holdings SA 144A company guaranty sr. unsec. notes
7.875%, 11/1/19 (Luxembourg)	210,000	206,850
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	88,000	90,860
CSTN Merger Sub, Inc. 144A company guaranty sr. notes
6.75%, 8/15/24	240,000	239,400
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	495,000	510,508
E. I. du Pont de Nemours & Co. sr. unsec. notes 3.625%, 1/15/21	265,000	277,634
E. I. du Pont de Nemours & Co. sr. unsec. unsub. FRN BBA LIBOR
USD 3 Month + 0.53%, 1.841%, 5/1/20	195,000	196,645
Eastman Chemical Co. sr. unsec. notes 3.80%, 3/15/25	252,000	259,143
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	220,000	225,225
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.00%, 2/15/21 (Canada)	280,000	287,700
Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25	290,000	301,056
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)	245,000	267,050

38 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.	amount	Value
Basic materials cont.
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
3.55%, 3/1/22 (Indonesia)	$25,000	$24,617
Freeport-McMoRan, Inc. company guaranty sr. unsec. sub. notes
6.75%, 2/1/22 (Indonesia)	130,000	135,525
GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	440,000	497,200
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	719,000	761,601
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	486,000	493,460
Grinding Media, Inc./Moly-Cop Altasteel, Ltd. 144A sr. sub. notes
7.375%, 12/15/23	80,000	86,800
Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	249,000	263,629
INVISTA Finance, LLC 144A company guaranty sr. notes
4.25%, 10/15/19	208,000	214,240
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	130,000	145,600
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	260,000	297,050
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	145,000	155,513
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	205,000	211,224
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	175,000	185,719
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	295,000	306,800
Methanex Corp. sr. unsec. unsub. notes 5.65%, 12/1/44 (Canada)	180,000	177,417
Methanex Corp. sr. unsec. unsub. notes 3.25%, 12/15/19 (Canada)	19,000	19,136
Monsanto Company sr. unsec. sub. notes 5.50%, 8/15/25	405,000	461,450
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	145,000	150,438
New Gold, Inc. 144A sr. unsec. notes 6.375%, 5/15/25 (Canada)	85,000	89,038
Norbord, Inc. 144A company guaranty sr. notes 6.25%,
4/15/23 (Canada)	380,000	408,804
NOVA Chemicals Corp. 144A sr. unsec. bonds 5.25%,
6/1/27 (Canada)	284,000	286,840
NOVA Chemicals Corp. 144A sr. unsec. notes 4.875%,
6/1/24 (Canada)	161,000	163,013
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	230,000	233,450
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	185,000	191,938
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	145,000	156,099
Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27	30,000	34,200
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	285,000	307,088
Platform Specialty Products Corp. 144A sr. unsec. notes
10.375%, 5/1/21	40,000	43,600
Sealed Air Corp. 144A company guaranty sr. unsec. notes
6.875%, 7/15/33	150,000	175,875

Dynamic Asset Allocation Growth Fund 39

	Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.	amount	Value
Basic materials cont.
Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.125%, 12/1/24	$55,000	$59,194
Sealed Air Corp. 144A sr. unsec. bonds 5.50%, 9/15/25	50,000	55,000
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	255,000	256,773
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	130,000	130,875
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	225,000	275,344
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	90,000	96,075
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	190,000	203,300
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	17,000	17,680
Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
4.125%, 9/15/25	745,000	745,932
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
4.75%, 1/15/22 (Canada)	105,000	111,005
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	95,000	96,207
Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	35,000	40,163
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	305,000	311,863
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
144A sr. unsec. notes 5.375%, 9/1/25 (Luxembourg)	180,000	185,175
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	100,000	102,500
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	375,000	404,063
United States Steel Corp. sr. unsec. notes 6.875%, 8/15/25	100,000	102,250
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	235,000	246,163
USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27	295,000	307,906
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	195,000	208,650
Venator Finance SARL/Venator Materials Corp. 144A sr. unsec.
notes 5.75%, 7/15/25 (Luxembourg)	175,000	182,000
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	238,000	233,240
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 8/15/26	1,300,000	1,298,263
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	395,000	553,438
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	198,000	275,149
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	355,000	492,472
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	415,000	455,981
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	200,000	225,500
		24,777,172

40 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.	amount	Value
Capital goods (0.6%)
Advanced Disposal Services, Inc. 144A sr. unsec. notes
5.625%, 11/15/24	$470,000	$491,150
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
5.00%, 10/1/24	225,000	233,156
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	55,000	55,413
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	174,000	190,748
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	430,000	471,388
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 6.00%, 2/15/25 (Ireland)	200,000	211,750
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	110,000	115,110
Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24	75,000	78,188
Berry Plastics Corp. company guaranty notes 5.50%, 5/15/22	76,000	79,325
Berry Plastics Corp. company guaranty unsub. notes
5.125%, 7/15/23	225,000	235,125
Boeing Capital Corp. sr. unsec. unsub. notes 4.70%, 10/27/19	105,000	111,130
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	405,000	434,363
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	305,000	336,263
CD&R Waterworks Merger Sub, LLC 144A sr. unsec. notes
6.125%, 8/15/25	35,000	35,919
Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6.00%, 10/15/17 (Luxembourg)	885,000	886,270
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	100,000	117,500
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	235,000	237,645
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	455,000	466,375
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 11/15/42	150,000	147,927
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	100,000	99,818
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	335,000	347,563
Honeywell International, Inc. sr. unsec. unsub. notes
5.375%, 3/1/41	155,000	190,573
Honeywell International, Inc. sr. unsec. unsub. notes 4.25%, 3/1/21	120,000	128,253
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	250,000	267,045
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	680,000	721,646
L3 Technologies, Inc. company guaranty sr. unsec. bonds
3.85%, 12/15/26	175,000	181,568
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	595,000	768,016
Manitowoc Foodservice, Inc. sr. unsec. notes 9.50%, 2/15/24	480,000	551,400
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	485,000	495,913

Dynamic Asset Allocation Growth Fund 41

	Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.	amount	Value
Capital goods cont.
Medtronic, Inc. company guaranty sr. unsec. sub. notes
4.375%, 3/15/35	$106,000	$116,684
Medtronic, Inc. company guaranty sr. unsec. sub. notes
3.50%, 3/15/25	112,000	116,806
Moog, Inc. 144A company guaranty sr. unsec. notes 5.25%, 12/1/22	280,000	291,900
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	415,000	439,900
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/22	90,000	93,600
Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	65,000	76,050
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. FRN BBA LIBOR USD
3 Month + 3.50%, 4.804%, 7/15/21	445,000	453,900
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. unsec. unsub. notes
7.00%, 7/15/24	230,000	244,950
Rockwell Collins, Inc. sr. unsec. bonds 4.35%, 4/15/47	425,000	440,218
Tennant Co. 144A company guaranty sr. unsec. notes
5.625%, 5/1/25	55,000	56,925
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	534,000	560,700
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26	120,000	123,000
TI Group Automotive Systems, LLC 144A sr. unsec. notes 8.75%,
7/15/23 (United Kingdom)	680,000	720,800
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	90,000	92,700
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	375,000	384,143
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	129,000	133,193
United Technologies Corp. sr. unsec. unsub. notes 4.50%, 6/1/42	130,000	139,708
United Technologies Corp. sr. unsec. unsub. notes 1.90%, 5/4/20	1,920,000	1,913,798
Wabash National Corp. 144A company guaranty sr. unsec. notes
5.50%, 10/1/25	90,000	91,688
Wrangler Buyer Corp. 144A sr. unsec. notes 6.00%, 10/1/25	265,000	269,638
ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.75%, 4/29/25	250,000	263,750
ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22	265,000	278,581
		15,989,172
Communication services (1.0%)
America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6.125%, 3/30/40 (Mexico)	140,000	170,719
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,340,000	1,285,482
American Tower Corp. sr. unsec. notes 4.00%, 6/1/25 R	505,000	522,171
AT&T, Inc. sr. unsec. unsub. bonds 5.15%, 2/14/50	705,000	708,434
AT&T, Inc. sr. unsec. unsub. notes 5.80%, 2/15/19	475,000	499,707
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	392,000	376,983
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27	1,065,000	1,096,182
AT&T, Inc. sr. unsec. unsub. notes 3.40%, 5/15/25	393,000	387,656

42 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.	amount	Value
Communication services cont.
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	$56,000	$62,090
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty
sr. unsec. notes 5.25%, 9/30/22	161,000	165,830
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	135,000	139,894
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	350,000	370,563
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	65,000	68,153
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	155,000	161,394
CenturyLink, Inc. sr. unsec. unsub. notes 6.75%, 12/1/23	154,000	155,785
CenturyLink, Inc. sr. unsec. unsub. notes 5.625%, 4/1/20	34,000	35,477
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	255,000	259,463
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	199,000	202,483
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	942,000	1,105,604
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	283,000	302,531
Charter Communications Operating, LLC/Charter
Communications Operating Capital 144A company guaranty sr.
bonds 5.375%, 5/1/47	105,000	109,081
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	120,000	112,005
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95%, 8/15/37	393,000	547,946
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	35,000	46,390
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.45%, 3/15/37	185,000	247,343
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	420,000	432,000
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	175,000	174,903
CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	130,000	138,938
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	200,000	196,833
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	319,000	318,825
Crown Castle International Corp. sr. unsec. notes 5.25%, 1/15/23 R	875,000	968,628
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	166,000	180,510
Crown Castle International Corp. sr. unsec. unsub. bonds
4.45%, 2/15/26 R	20,000	21,175
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	340,000	342,091
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	513,000	518,771
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	326,000	359,823
CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23	460,000	530,725

Dynamic Asset Allocation Growth Fund 43

	Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.	amount	Value
Communication services cont.
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	$195,000	$286,388
Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)	200,000	196,000
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	220,000	230,588
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	80,000	67,800
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	280,000	242,900
Frontier Communications Corp. sr. unsec. unsub. notes
7.625%, 4/15/24	42,000	32,025
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)	46,000	43,585
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	12,000	12,900
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	615,000	624,225
Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)	86,000	55,470
Koninklijke KPN NV sr. unsec. unsub. bonds 8.375%,
10/1/30 (Netherlands)	90,000	125,150
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 5.15%, 4/30/20	685,000	740,428
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	1,155,000	1,242,969
Orange SA sr. unsec. unsub. notes 4.125%, 9/14/21 (France)	132,000	140,917
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	52,000	56,290
Rogers Communications, Inc. company guaranty sr. unsec. bonds
8.75%, 5/1/32 (Canada)	166,000	240,222
SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	250,000	270,000
SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)	400,000	417,500
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	675,000	756,000
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	87,000	95,048
Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	87,000	93,453
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	418,000	484,880
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	589,000	654,526
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/
Sprint Spectrum Co. III, LL 144A company guaranty sr. notes
3.36%, 9/20/21	910,000	923,650
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23	557,000	586,243
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	90,000	96,903
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	60,000	63,225

44 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.	amount	Value
Communication services cont.
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	$140,000	$150,892
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	75,000	77,664
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836%, 4/28/23	10,000	10,550
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 1/15/22	280,000	291,200
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	205,000	268,602
Telecom Italia SpA 144A sr. unsec. notes 5.303%, 5/30/24 (Italy)	500,000	543,750
Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 7.045%, 6/20/36 (Spain)	120,000	159,483
Verizon Communications, Inc. sr. unsec. unsub. notes
4.522%, 9/15/48	554,000	536,367
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	335,000	335,214
Verizon Communications, Inc. sr. unsec. unsub. notes
4.125%, 3/16/27	790,000	824,297
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	367,000	396,360
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	655,000	681,004
West Corp. 144A company guaranty sr. unsec. sub. notes
5.375%, 7/15/22	335,000	338,350
Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23	266,000	188,195
		26,903,801
Conglomerates (0.1%)
General Electric Co. jr. unsec. sub. FRB Ser. D, 5.00%,
perpetual maturity	320,000	335,466
General Electric Co. sr. unsec. bonds 4.50%, 3/11/44	170,000	190,300
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	2,780,000	2,786,978
		3,312,744
Consumer cyclicals (1.5%)
21st Century Fox America, Inc. company guaranty sr. unsec. unsub.
notes 7.75%, 12/1/45	1,225,000	1,855,338
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	175,000	176,783
Amazon.com, Inc. sr. unsec. notes 1.20%, 11/29/17	871,000	870,847
Amazon.com, Inc. 144A sr. unsec. notes 3.15%, 8/22/27	710,000	715,070
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27	200,000	197,500
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	220,000	216,975
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22	61,000	61,458
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	110,000	108,075
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	235,000	250,275

Dynamic Asset Allocation Growth Fund 45

	Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.	amount	Value
Consumer cyclicals cont.
American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22	$430,000	$448,404
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	405,000	432,444
Bon-Ton Department Stores, Inc. (The) company guaranty notes
8.00%, 6/15/21	158,000	56,880
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	125,000	133,673
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	80,000	87,300
Brookfield Residential Properties, Inc. 144A company guaranty sr.
unsec. notes 6.50%, 12/15/20 (Canada)	245,000	250,819
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	367,000	383,809
CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	80,000	87,400
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	349,000	329,953
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	405,000	412,055
CBS Corp. company guaranty sr. unsec. unsub. notes
3.50%, 1/15/25	445,000	452,756
CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	130,000	138,775
CCM Merger, Inc. 144A sr. unsec. notes 6.00%, 3/15/22	85,000	87,879
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	119,000	122,124
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	70,000	70,700
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	143,000	141,570
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	560,000	576,800
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	645,000	633,713
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	370,000	370,000
Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23	375,000	403,125
Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24	150,000	159,750
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	250,000	255,500
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	750,000	720,634
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	210,000	227,325
Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95%, 8/15/20	395,000	431,599
Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 2/15/26	282,000	306,754
Ford Motor Co. sr. unsec. unsub. notes 4.346%, 12/8/26	830,000	862,848
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25	145,000	152,975

46 Dynamic Asset Allocation Growth Fund

		Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.		amount	Value
Consumer cyclicals cont.
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26		$802,000	$803,451
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3.25%, 5/15/18		241,000	243,158
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25		137,000	141,451
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25		55,000	56,093
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 11/1/20		179,000	189,069
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		110,000	120,038
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26		255,000	262,650
Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	227,000	188,481
Grupo Televisa SAB sr. unsec. unsub. bonds 6.625%,
1/15/40 (Mexico)		$460,000	559,401
GW Honos Security Corp. 144A company guaranty sr. unsec. notes
8.75%, 5/15/25 (Canada)		310,000	330,925
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		155,000	161,394
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27		1,330,000	1,396,500
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22		410,000	416,516
Host Hotels & Resorts LP sr. unsec. unsub. notes 6.00%, 10/1/21 R		89,000	99,063
Host Hotels & Resorts LP sr. unsec. unsub. notes 5.25%, 3/15/22 R		421,000	458,138
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25		390,000	397,800
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26		395,000	430,983
Hyatt Hotels Corp. sr. unsec. unsub. notes 3.375%, 7/15/23		50,000	50,701
iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19		169,000	127,595
IHO Verwaltungs GmbH 144A sr. notes 4.75%, 9/15/26 (Germany) ‡‡		270,000	275,063
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)		1,260,000	1,351,351
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22		465,000	508,013
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21		425,000	445,719
Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24		90,000	96,975
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡		120,000	116,700
Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.875%, 2/1/22		115,000	118,450
Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.375%, 1/15/24		85,000	89,463
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27		740,000	737,191
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22		141,000	149,108
Lions Gate Entertainment Corp. 144A sr. unsec. unsub. notes
5.875%, 11/1/24		255,000	267,113

Dynamic Asset Allocation Growth Fund 47

	Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.	amount	Value
Consumer cyclicals cont.
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	$120,000	$124,200
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.625%, 3/15/23	355,000	371,525
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	65,000	67,884
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	180,000	184,500
MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20	225,000	248,063
MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	140,000	150,850
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	165,000	185,625
Moody’s Corp. 144A sr. unsec. bonds 3.25%, 1/15/28	180,000	178,785
Navistar International Corp. company guaranty sr. unsec. notes
8.25%, 11/1/21	267,000	268,001
Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	180,000	109,800
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21 ‡‡	145,000	68,150
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21	120,000	62,400
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	310,000	320,850
Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	140,000	145,775
Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)	95,000	97,613
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	180,000	186,525
O’Reilly Automotive, Inc. company guaranty sr. unsec. notes
3.85%, 6/15/23	55,000	57,408
O’Reilly Automotive, Inc. company guaranty sr. unsec. sub. notes
3.55%, 3/15/26	185,000	185,430
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	690,000	695,589
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	120,000	125,700
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	155,000	161,588
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	175,000	181,563
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	172,000	177,607
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	140,000	144,725
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	135,000	139,050
PetSmart, Inc. 144A sr. unsec. notes 7.125%, 3/15/23	100,000	77,980
Priceline Group, Inc. (The) sr. unsec. notes 3.65%, 3/15/25	390,000	401,654
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	313,000	383,519

48 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.	amount	Value
Consumer cyclicals cont.
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	$380,000	$414,352
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	200,000	207,124
QVC, Inc. company guaranty sr. sub. notes 4.45%, 2/15/25	110,000	111,747
Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23	440,000	453,200
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	320,000	322,800
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	240,000	258,596
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
2.95%, 1/22/27	332,000	319,332
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	165,000	170,990
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	820,000	908,150
Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22	275,000	291,844
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	530,000	543,913
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	157,000	168,971
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,090,000	1,113,163
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	330,000	338,250
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	415,000	422,263
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	110,000	117,150
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	6,000	6,240
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	85,000	91,056
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	340,000	361,352
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,045,000	1,089,413
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	215,000	211,238
Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5.25%, 4/15/21	101,000	103,651
Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5.625%, 3/1/24	107,000	111,414
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
3.80%, 2/15/27	800,000	800,186
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	270,000	255,007
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	45,000	45,675
Toyota Motor Credit Corp. sr. unsec. unsub. bonds Ser. GMTN,
1.55%, 7/13/18	885,000	885,499
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	240,000	256,800
Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	115,000	119,600

Dynamic Asset Allocation Growth Fund 49

	Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.	amount	Value
Consumer cyclicals cont.
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	$270,000	$272,363
Viacom, Inc. sr. unsec. unsub. notes 4.50%, 3/1/21	210,000	220,779
Vulcan Materials Co. sr. unsec. unsub. notes 4.50%, 4/1/25	105,000	111,610
Walt Disney Co. (The) sr. unsec. notes 2.75%, 8/16/21	80,000	81,569
Walt Disney Co. (The) sr. unsec. unsub. notes 4.375%, 8/16/41	30,000	32,274
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	355,000	358,550
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	195,000	201,338
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	165,000	165,050
Wyndham Worldwide Corp. sr. unsec. unsub. bonds 4.50%, 4/1/27	525,000	526,853
Wyndham Worldwide Corp. sr. unsec. unsub. notes 5.625%, 3/1/21	210,000	223,193
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	215,000	219,029
		42,192,381
Consumer staples (0.9%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 6.00%, 4/1/22 (Canada)	53,000	54,670
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	180,000	182,700
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada) ##	130,000	131,950
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	80,000	81,800
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	215,000	215,753
Altria Group, Inc. company guaranty sr. unsec. notes 9.25%, 8/6/19	5,000	5,663
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/31/24	138,000	146,728
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85%, 8/9/22	545,000	555,460
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.625%, 1/14/20	1,525,000	1,548,557
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	2,028,000	2,290,763
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	1,158,000	1,197,965
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 2.65%, 2/1/21	1,125,000	1,143,271
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 1.25%, 1/17/18	321,000	320,810
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22	350,000	352,908
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	95,000	100,225
Ashtead Capital, Inc. 144A company guaranty notes
5.625%, 10/1/24	260,000	278,200
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	1,380,000	1,421,400
Ashtead Capital, Inc. 144A notes 4.125%, 8/15/25	280,000	288,400

50 Dynamic Asset Allocation Growth Fund

		Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.		amount	Value
Consumer staples cont.
BlueLine Rental Finance Corp./BlueLine Rental, LLC 144A
company guaranty sub. notes 9.25%, 3/15/24		$455,000	$489,694
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25		255,000	276,038
CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22		230,000	238,625
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21		409,000	434,051
Coca-Cola Co. (The) sr. unsec. unsub. bonds 2.25%, 9/1/26		205,000	194,331
Constellation Brands, Inc. company guaranty sr. unsec. unsub.
bonds 3.70%, 12/6/26		135,000	138,079
CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22		438,000	479,041
CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18		885,000	888,955
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28		10,009	11,293
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36		156,829	166,742
Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23		145,000	147,175
Diamond (BC) BV 144A sr. unsec. notes 5.625%, 8/15/25	EUR	235,000	281,896
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45		$470,000	467,466
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37		308,000	405,126
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42		226,000	261,349
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23		190,000	115,900
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25		415,000	422,263
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		670,000	677,538
Grupo Bimbo SAB de CV 144A company guaranty sr. unsec. notes
3.875%, 6/27/24 (Mexico)		235,000	242,137
High Ridge Brands Co. 144A company guaranty sr. unsec. notes
8.875%, 3/15/25		230,000	219,075
Kellogg Co. sr. unsec. unsub. notes 3.25%, 4/1/26		505,000	504,690
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26		200,000	211,750
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24		200,000	210,750
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27		145,000	149,350
Kraft Heinz Co. (The) company guaranty sr. unsec. FRN BBA LIBOR
USD 3 Month + 0.82%, 2.129%, 8/10/22		295,000	294,989
Kraft Heinz Co. (The) company guaranty sr. unsec. notes Ser. 144A,
6.875%, 1/26/39		340,000	436,804
Kraft Heinz Co. (The) company guaranty sr. unsec. unsub. notes
6.50%, 2/9/40		180,000	223,517
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26		1,097,000	1,151,850
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24		60,000	62,550
McDonald’s Corp. sr. unsec. unsub. notes 6.30%, 10/15/37		56,000	72,318
McDonald’s Corp. sr. unsec. unsub. notes 5.70%, 2/1/39		174,000	212,082

Dynamic Asset Allocation Growth Fund 51

	Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.	amount	Value
Consumer staples cont.
Molson Coors Brewing Co. 144A company guaranty sr. unsec.
unsub. notes 1.90%, 3/15/19	$1,155,000	$1,153,355
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	707,000	744,499
PepsiCo, Inc. sr. unsec. unsub. bonds 3.45%, 10/6/46	65,000	61,672
Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5.75%, 3/15/25	90,000	92,925
Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 6.25%, 8/1/24	395,000	305,138
Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21	116,000	101,210
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	195,000	189,394
Tyson Foods, Inc. company guaranty sr. unsec. bonds
4.875%, 8/15/34	132,000	145,813
Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds
5.15%, 8/15/44	188,000	214,178
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	25,000	24,916
Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	240,000	247,975
		23,685,722
Energy (1.2%)
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 144A
company guaranty sr. unsec. notes 7.875%, 12/15/24	460,000	496,800
Andeavor Logistics LP/Tesoro Logistics Finance Corp. company
guaranty sr. unsec. notes 5.25%, 1/15/25	115,000	123,194
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	55,000	57,338
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	126,000	129,308
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	178,000	182,005
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	15,000	15,709
Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	124,000	125,774
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	145,000	155,513
BP Capital Markets PLC company guaranty sr. unsec. bonds
3.119%, 5/4/26 (United Kingdom)	270,000	269,861
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	400,000	399,611
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	185,000	186,531
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.768%, 9/19/19 (United Kingdom)	435,000	435,178
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7.50%, 12/1/20	145,000	139,381
California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	170,000	106,250
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	172,000	111,800
Canadian Natural Resources, Ltd. sr. unsec. unsub. bonds 3.85%,
6/1/27 (Canada)	230,000	232,839

52 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.	amount	Value
Energy cont.
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	$524,000	$603,255
Cenovus Energy, Inc. 144A sr. unsec. notes 4.25%,
4/15/27 (Canada)	435,000	431,295
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	545,000	586,556
Cheniere Corpus Christi Holdings, LLC 144A company guaranty sr.
bonds 5.125%, 6/30/27	640,000	659,200
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	40,000	36,900
Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	200,000	215,500
Chesapeake Energy Corp. 144A company guaranty sr. unsec.
bonds 8.00%, 6/15/27	90,000	89,100
Chesapeake Energy Corp. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	110,000	111,100
Chesapeake Energy Corp. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	85,000	85,850
Chevron Corp. sr. unsec. unsub. notes 1.561%, 5/16/19	720,000	718,982
Chevron Corp. sr. unsec. unsub. notes 1.104%, 12/5/17	871,000	870,582
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	1,039,000	1,043,622
ConocoPhillips Co. company guaranty sr. unsec. unsub. notes
1.05%, 12/15/17	885,000	884,327
Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	185,000	167,888
Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	120,000	115,800
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	55,000	55,894
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	185,000	185,463
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	165,000	170,981
DCP Midstream Operating LP company guaranty sr. unsec. notes
3.875%, 3/15/23	95,000	93,100
DCP Midstream Operating LP company guaranty sr. unsec. notes
2.70%, 4/1/19	270,000	268,650
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	150,000	90,000
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	192,000	187,440
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	385,000	401,363
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	100,000	102,000
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 8.125%, 9/15/23	340,000	365,500
EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	358,000	298,035
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	155,000	120,706

Dynamic Asset Allocation Growth Fund 53

	Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.	amount	Value
Energy cont.
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	$65,000	$65,650
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	650,000	650,115
FTS International, Inc. 144A company guaranty sr. sub. FRN BBA
LIBOR USD 3 Month + 7.50%, 8.82%, 6/15/20	70,000	71,138
Halcon Resources Corp. 144A company guaranty notes
12.00%, 2/15/22	60,000	72,300
Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	80,000	93,603
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	375,000	393,281
Jonah Energy, LLC/Jonah Energy Finance Corp. 144A company
guaranty sr. unsec. notes 7.25%, 10/15/25	460,000	464,025
Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7.375%, 5/1/22	240,000	248,400
Laredo Petroleum, Inc. company guaranty sr. unsec. sub. notes
5.625%, 1/15/22	90,000	90,675
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	115,000	98,613
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	80,000	69,800
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	80,000	78,100
Motiva Enterprises, LLC 144A sr. unsec. notes 5.75%, 1/15/20	340,000	362,857
MPLX LP sr. unsec. unsub. notes 4.125%, 3/1/27	380,000	386,907
Murphy Oil Corp. sr. unsec. unsub. notes 5.75%, 8/15/25	180,000	185,382
Murray Energy Corp. 144A notes 11.25%, 4/15/21	200,000	119,250
Nabors Industries, Inc. company guaranty sr. unsec. unsub. notes
4.625%, 9/15/21	375,000	367,875
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	185,000	197,488
Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	90,000	94,613
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	275,000	244,063
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	75,000	76,125
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	165,000	167,888
Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	490,000	520,770
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	400,000	419,866
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	720,000	792,720
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.75%, 5/23/26 (Brazil)	417,000	500,921
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.375%, 5/23/21 (Brazil)	307,000	355,084
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	2,654,000	2,836,463
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	65,000	69,875
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela)	515,000	156,303

54 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.	amount	Value
Energy cont.
Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
5.625%, 1/23/46 (Mexico)	$300,000	$279,000
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.375%, 1/23/45 (Mexico)	250,000	254,375
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	1,125,000	1,201,445
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/18/24 (Mexico)	250,000	259,250
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	1,141,000	1,139,060
Precision Drilling Corp. company guaranty sr. unsec. notes 7.75%,
12/15/23 (Canada)	225,000	229,781
Precision Drilling Corp. company guaranty sr. unsec. notes 5.25%,
11/15/24 (Canada)	10,000	9,200
Range Resources Corp. 144A company guaranty sr. unsec. sub.
notes 5.75%, 6/1/21	405,000	421,200
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	72,000	75,451
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	90,000	87,525
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	50,000	48,875
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	405,000	408,265
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	172,433
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	432,000	460,762
SemGroup Corp. 144A company guaranty sr. unsec. notes
6.375%, 3/15/25	180,000	176,400
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	100,000	102,000
SESI, LLC 144A company guaranty sr. unsec. notes 7.75%, 9/15/24	100,000	103,500
Seven Generations Energy, Ltd. 144A company guaranty sr. unsec.
notes 5.375%, 9/30/25 (Canada)	180,000	181,350
Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	105,000	110,775
Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes 8.25%,
5/15/20 (Canada)	180,000	188,100
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	80,000	8
Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	179,000	18
Shelf Drilling Holdings, Ltd. 144A company guaranty notes
9.50%, 11/2/20	200,000	202,250
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	110,000	110,669
SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	188,000	189,880
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	105,000	98,963
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	145,000	145,000
SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	48,000	48,360
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	170,000	170,425
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	455,000	451,446

Dynamic Asset Allocation Growth Fund 55

	Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.	amount	Value
Energy cont.
Statoil ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	$110,000	$127,901
Statoil ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	580,000	593,713
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 1/15/28	100,000	101,625
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.375%, 2/1/27	155,000	161,394
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.125%, 2/1/25	75,000	77,250
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	660,000	675,675
Valero Energy Partners LP sr. unsec. unsub. notes
4.375%, 12/15/26	147,000	151,700
Weatherford International, Ltd. company guaranty sr. unsec.
unsub. notes 8.25%, 6/15/23	55,000	56,650
Weatherford International, Ltd. 144A company guaranty sr. unsec.
sub. notes 9.875%, 2/15/24	100,000	110,000
Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	235,000	303,738
Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	11,000	13,391
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	487,000	511,891
Williams Partners LP/ACMP Finance Corp. sr. unsec. sub. notes
4.875%, 3/15/24	258,000	270,015
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	75,000	84,094
WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	185,000	201,188
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	344,000	355,610
		33,497,932
Financials (3.3%)
ABN AMRO Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	420,000	422,764
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	540,000	539,239
AIG Life Holdings, Inc. company guaranty jr. unsec. sub. bonds
8.125%, 3/15/46	570,000	760,950
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	405,000	405,275
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	165,000	169,950
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	130,000	137,448
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	407,000	524,989
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	101,000	113,690
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 12/1/17	146,000	146,840
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	535,000	580,047
Ally Financial, Inc. unsec. sub. notes 8.00%, 12/31/18	109,000	116,494
American Express Co. jr. unsec. sub. FRN Ser. C, 4.90%,
perpetual maturity	230,000	233,738
American Express Co. sr. unsec. bonds 8.125%, 5/20/19	750,000	824,395
American Express Co. sr. unsec. notes 7.00%, 3/19/18	617,000	632,381

56 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.	amount	Value
Financials cont.
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	$387,000	$527,288
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	775,000	782,745
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes
Ser. MTN, 2.125%, 8/19/20 (Australia)	900,000	894,529
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	226,000
AXA SA 144A jr. unsec. sub. FRN 6.463%, perpetual
maturity (France)	425,000	435,094
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	305,000	349,225
Banco del Estado de Chile 144A sr. unsec. notes 2.00%,
11/9/17 (Chile)	185,000	184,539
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	465,000	508,594
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	75,000	84,797
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	1,055,000	1,033,861
Bank of America Corp. sr. unsec. unsub. notes 2.00%, 1/11/18	1,227,000	1,228,355
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	115,000	114,670
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,030,000	1,275,417
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	685,000	692,643
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	505,000	509,092
Bank of Nova Scotia (The) sr. unsec. unsub. notes 1.375%,
12/18/17 (Canada)	885,000	884,903
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	1,020,000	1,019,593
Barclays PLC unsec. sub. bonds 4.836%, 5/9/28 (United Kingdom)	280,000	290,061
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	90,000	98,184
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	215,000	225,514
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	325,000	350,321
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	970,000	1,002,393
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	190,000	206,795
Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	170,000	186,358
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	610,000	686,820
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	190,000	195,245
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	236,000	258,701
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 3/15/23	137,000	141,952
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	339,000	365,407
CIT Group, Inc. sr. unsec. notes 3.875%, 2/19/19	62,000	63,163
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	87,000	93,851

Dynamic Asset Allocation Growth Fund 57

	Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.	amount	Value
Financials cont.
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	$342,000	$370,112
CIT Group, Inc. 144A sr. unsec. notes 5.50%, 2/15/19	49,000	51,205
Citigroup, Inc. jr. unsec. sub. FRB Ser. B, 5.90%, perpetual maturity	14,000	15,085
Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95%, perpetual maturity	324,000	350,325
Citigroup, Inc. jr. unsec. sub. FRN 5.875%, perpetual maturity	42,000	43,733
Citigroup, Inc. jr. unsec. sub. FRN Ser. T, 6.25%, perpetual maturity	376,000	423,000
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	235,000	236,564
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	835,000	843,582
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	1,510,000	1,550,152
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	240,000	261,260
Citigroup, Inc. unsec. sub. notes 5.50%, 9/13/25	160,000	179,578
Citizens Bank NA/Providence RI sr. unsec. notes 2.25%, 3/2/20	1,175,000	1,176,554
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	405,000	432,338
Commerzbank AG 144A unsec. sub. notes 8.125%,
9/19/23 (Germany)	815,000	988,065
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	580,000	574,712
Commonwealth Bank of Australia 144A sr. unsec. notes 2.25%,
3/10/20 (Australia)	985,000	989,918
Commonwealth Bank of Australia/New York, NY sr. unsec. bonds
Ser. GMTN, 1.625%, 3/12/18	385,000	385,042
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	85,000	89,888
Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	318,000	322,770
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	490,000	522,463
Credit Suisse Group AG 144A sr. unsec. bonds 4.282%,
1/9/28 (Switzerland)	795,000	828,085
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	730,000	733,997
DFC Finance Corp. 144A company guaranty sr. notes
10.50%, 6/15/20	190,000	105,450
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	100,000	128,262
Duke Realty LP company guaranty sr. unsec. unsub. notes
4.375%, 6/15/22 R	16,000	17,096
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	235,000	242,931
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	385,000	397,403
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	156,000	159,900
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	230,000	247,739
GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. bonds 4.418%, 11/15/35 (Ireland)	1,586,000	1,724,613
GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. notes 2.342%, 11/15/20 (Ireland)	1,235,000	1,241,939
Goldman Sachs Group, Inc. (The) sr. unsec. notes 7.50%, 2/15/19	335,000	359,685
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	1,285,000	1,312,839
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	1,900,000	1,915,361

58 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.	amount	Value
Financials cont.
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55%, 10/23/19	$930,000	$940,631
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2.375%, 1/22/18	494,000	495,162
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	122,000	160,763
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5.125%, 4/15/22	100,000	110,516
HCP, Inc. sr. unsec. notes 4.25%, 11/15/23 R	195,000	206,951
Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3.875%, 5/1/25 R	155,000	156,259
Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	110,000	113,046
HSBC Capital Funding LP 144A company guaranty jr. unsec. sub.
FRB 10.176%, perpetual maturity (Jersey)	833,000	1,323,954
HSBC Finance Corp. unsec. sub. notes 6.676%, 1/15/21	199,000	225,098
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	130,000	133,948
Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. sub.
notes 8.125%, 7/15/19 ‡‡	30,000	30,075
HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21	234,000	243,653
Huntington National Bank (The) sr. unsec. notes 2.375%, 3/10/20	640,000	643,716
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	155,000	163,525
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	150,000	156,375
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	92,000	94,939
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	174,000	179,220
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	1,960,000	2,232,082
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
sub. notes 12.50%, 4/1/22 (Luxembourg)	14,000	13,694
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	146,000	163,724
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R	100,000	103,500
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R	100,000	101,500
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	851,000	887,168
JPMorgan Chase & Co. sr. unsec. notes Ser. MTN, 2.295%, 8/15/21	690,000	689,477
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	1,350,000	1,353,894
JPMorgan Chase & Co. unsec. sub. notes 4.125%, 12/15/26	115,000	119,908
KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.30%, 12/13/18	962,000	967,149
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	160,000	173,333
KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	355,000	395,696
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	614,000	775,175
Lloyds Banking Group PLC unsec. sub. bonds 5.30%, 12/1/45
(United Kingdom)	210,000	245,700
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	200,000	209,540

Dynamic Asset Allocation Growth Fund 59

	Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.	amount	Value
Financials cont.
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657%,
perpetual maturity (United Kingdom)	$185,000	$211,825
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	345,000	357,662
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	305,000	309,088
Macquarie Group Ltd. 144A sr. unsec. notes 7.625%,
8/13/19 (Australia)	985,000	1,077,165
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	940,000	938,525
MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	330,000	357,084
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	155,000	157,517
Metropolitan Life Global Funding I 144A sr. notes 1.75%, 9/19/19	830,000	827,862
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	100,000	108,358
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. 144A sr. unsec. bonds 4.50%, 1/15/28 R	90,000	90,792
Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	385,000	408,114
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	255,000	265,287
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	1,365,000	1,383,542
Morgan Stanley sr. unsec. unsub. notes 2.65%, 1/27/20	860,000	869,857
National Australia Bank, Ltd. 144A sr. unsec. FRN BBA LIBOR USD
3 Month + 0.69%, 2.007%, 12/9/19 (Australia)	725,000	730,693
National Australia Bank, Ltd., NY sr. unsec. notes Ser. MTN, 2.125%,
5/22/20 (Australia)	1,180,000	1,178,806
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	310,000	316,200
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	250,000	240,868
Nordea Bank AB 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Sweden)	365,000	362,615
OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19	125,000	129,688
OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21	120,000	125,250
Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	515,000	524,510
PNC Bank NA sr. unsec. notes Ser. BKNT, 2.00%, 5/19/20	570,000	568,918
Primerica, Inc. sr. unsec. notes 4.75%, 7/15/22	234,000	253,656
Protective Life Global Funding 144A notes 2.262%, 4/8/20	520,000	520,064
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	295,000	309,750
Prudential Financial, Inc. jr. unsec. sub. FRN 8.875%, 6/15/38	160,000	167,680
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	388,000	424,200
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	144,000	152,942
Realty Income Corp. sr. unsec. notes 4.65%, 8/1/23 R	75,000	81,536
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	365,000	364,835
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	1,095,000	1,099,781

60 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.	amount	Value
Financials cont.
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.20%,
7/27/18 (Canada)	$885,000	$889,561
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	285,000	305,147
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	205,000	214,686
Royal Bank of Scotland Group PLC unsec. sub. notes 4.70%, 7/3/18
(United Kingdom)	515,000	524,079
Santander Issuances SAU company guaranty unsec. sub. notes
5.179%, 11/19/25 (Spain)	400,000	429,374
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	280,000	292,305
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	355,000	382,618
Sberbank of Russia Via SB Capital SA 144A sr. unsec. notes 6.125%,
2/7/22 (Russia)	220,000	240,350
Select Income REIT sr. unsec. unsub. notes 3.60%, 2/1/20 R	35,000	35,509
Select Income REIT sr. unsec. unsub. notes 2.85%, 2/1/18 R	35,000	35,080
Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%,
3/11/20 (Sweden)	3,655,000	3,674,500
Societe Generale SA company guaranty sr. unsec. notes 2.75%,
10/12/17 (France)	375,000	375,132
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20	95,000	107,350
Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19	90,000	93,690
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	1,060,000	1,056,268
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	255,000	260,786
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	330,000	333,300
TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18	56,000	51,800
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	507,000	504,839
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	630,000	629,432
UBS Group AG jr. unsec. sub. FRN 6.875%, perpetual
maturity (Switzerland)	206,000	226,086
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	508,000	532,908
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 3.00%, 4/15/21 (Switzerland)	1,045,000	1,056,628
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	245,000	249,594
VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	410,000	430,477
VEREIT Operating Partnership LP company guaranty sr. unsec.
unsub. bonds 4.875%, 6/1/26 R	85,000	91,269
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.80%, 11/22/25 (Russia)	2,000,000	2,253,486
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 5.942%, 11/21/23 (Russia)	300,000	322,005

Dynamic Asset Allocation Growth Fund 61

	Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.	amount	Value
Financials cont.
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6.875%,
5/29/18 (Russia)	$1,816,000	$1,865,940
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	400,000	433,000
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	440,000	490,050
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	1,225,000	1,242,195
Westpac Banking Corp. sr. unsec. unsub. notes 4.875%,
11/19/19 (Australia)	220,000	232,829
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)	2,530,000	2,538,653
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	245,000	241,320
WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	95,000	99,524
		91,211,767
Health care (0.7%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	14,000	14,515
AbbVie, Inc. sr. unsec. notes 2.90%, 11/6/22	240,000	243,092
AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20	820,000	829,825
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	480,000	463,800
Allergan Funding SCS company guaranty sr. unsec. notes 4.75%,
3/15/45 (Luxembourg)	135,000	146,057
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	121,000	125,467
Allergan Funding SCS company guaranty sr. unsec. notes 2.35%,
3/12/18 (Luxembourg)	595,000	596,733
AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23	190,000	192,375
Amgen, Inc. sr. unsec. notes 3.45%, 10/1/20	345,000	357,794
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25	345,000	332,063
AstraZeneca PLC sr. unsec. unsub. notes 6.45%, 9/15/37
(United Kingdom)	270,000	359,084
Becton Dickinson and Co. sr. unsec. unsub. bonds 4.669%, 6/6/47	916,000	960,979
Becton Dickinson and Co. sr. unsec. unsub. bonds 3.70%, 6/6/27	786,000	794,716
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	465,000	488,751
BioScrip, Inc. company guaranty sr. unsec. notes 8.875%, 2/15/21	140,000	128,100
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	245,000	264,906
Centene Corp. sr. unsec. unsub. notes 4.75%, 1/15/25	65,000	67,438
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	180,000	187,875
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	125,000	122,813
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	594,000	466,290
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 8.00%, 11/15/19	65,000	63,294
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 7.125%, 7/15/20	145,000	130,863
Cigna Corp. sr. unsec. unsub. notes 4.50%, 3/15/21	235,000	250,364
Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada)	180,000	30,600

62 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.	amount	Value
Health care cont.
Concordia International Corp. 144A sr. notes 9.00%,
4/1/22 (Canada)	$45,000	$34,988
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)	310,000	251,100
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	285,000	235,125
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	120,000	97,800
Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 10/15/22	60,000	62,625
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	370,000	398,675
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	502,000	546,553
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	690,000	715,013
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	260,000	276,900
HCA, Inc. company guaranty sr. sub. notes 3.75%, 3/15/19	244,000	248,880
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	48,000	55,080
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	180,000	188,325
Johnson & Johnson sr. unsec. notes 5.15%, 7/15/18	554,000	569,622
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	130,000	144,625
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	125,000	112,813
Merck & Co., Inc. sr. unsec. unsub. notes 1.30%, 5/18/18	763,000	762,568
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	140,000	144,284
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	55,000	54,175
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	530,000	529,337
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	359,000	376,337
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	227,000	222,460
Pfizer, Inc. sr. unsec. unsub. notes 1.70%, 12/15/19	1,075,000	1,074,428
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	550,000	573,769
Service Corp. International/US sr. unsec. notes 5.375%, 1/15/22	168,000	172,620
Service Corp. International/US sr. unsec. unsub. notes
5.375%, 5/15/24	445,000	472,813
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	435,000	428,927
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	305,000	303,102
Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6.50%, 5/15/23	105,000	109,200
Tenet Healthcare Corp. company guaranty sr. notes 4.75%, 6/1/20	31,000	32,014
Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	174,000	185,434

Dynamic Asset Allocation Growth Fund 63

	Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.	amount	Value
Health care cont.
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	$145,000	$147,538
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. unsub. bonds 3.15%, 10/1/26 (Netherlands)	259,000	238,719
UnitedHealth Group, Inc. sr. unsec. notes 6.00%, 2/15/18	396,000	402,392
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.70%, 2/15/21	310,000	332,632
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.625%, 11/15/41	55,000	61,335
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	245,000	252,229
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	245,000	247,098
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	340,000	297,925
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23	363,000	320,801
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	14,000	13,090
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23	85,000	74,588
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 3/15/20	200,000	199,750
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 7.00%, 3/15/24	270,000	288,249
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 6.50%, 3/15/22	90,000	95,175
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	130,000	136,825
		20,105,732
Technology (0.7%)
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	655,000	704,518
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	150,000	157,244
Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	2,325,000	2,342,133
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	262,000	284,699
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	314,000	316,822
Apple, Inc. sr. unsec. unsub. notes 2.00%, 5/6/20	652,000	655,348
Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19
(In default) †	305,000	257,725
Broadcom Corp./Broadcom Cayman Finance, Ltd. 144A company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	785,000	808,527
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	1,272,000	1,405,338
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	187,000	240,170
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	1,151,000	1,259,654
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. unsec.
notes 5.875%, 6/15/21	45,000	47,044
Fidelity National Information Services, Inc. sr. unsec. unsub. notes
5.00%, 10/15/25	48,000	53,469
First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	385,000	411,103
First Data Corp. 144A notes 5.75%, 1/15/24	225,000	235,406
First Data Corp. 144A sr. notes 5.375%, 8/15/23	180,000	188,280
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	390,000	382,327

64 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.	amount	Value
Technology cont.
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	$580,000	$618,918
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	525,000	534,345
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	365,000	378,458
Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20	65,000	66,869
Intel Corp. sr. unsec. unsub. notes 1.35%, 12/15/17	890,000	890,125
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	410,000	418,200
Jabil Circuit, Inc. sr. unsec. sub. notes 8.25%, 3/15/18	84,000	86,054
Micron Technology, Inc. 144A sr. unsec. unsub. notes
5.25%, 1/15/24	155,000	163,138
Microsoft Corp. sr. unsec. unsub. bonds 3.30%, 2/6/27	575,000	595,357
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	355,000	343,129
Microsoft Corp. sr. unsec. unsub. notes 5.30%, 2/8/41	60,000	75,086
Microsoft Corp. sr. unsec. unsub. notes 4.20%, 6/1/19	250,000	260,530
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	1,650,000	1,620,864
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	550,000	540,248
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	355,000	357,046
Oracle Corp. sr. unsec. unsub. notes 2.25%, 10/8/19	1,875,000	1,898,249
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	200,000	207,500
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	130,000	147,999
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	305,000	308,622
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	125,000	126,361
		19,386,905
Transportation (—%)
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.40%, 6/1/41	105,000	127,080
Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5.75%, 5/1/40	95,000	120,642
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	240,000	239,998
Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	76,960	84,463
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	45,000	45,422
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	113,000	111,623
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	146,074	151,389
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	386,000	400,475
		1,281,092
Utilities and power (0.5%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	435,000	457,294
AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	59,000	60,623
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27	470,000	481,750
AES Corp./Virginia (The) sr. unsec. unsub. notes 7.375%, 7/1/21	227,000	258,780
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	465,000	524,998

Dynamic Asset Allocation Growth Fund 65

	Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.	amount	Value
Utilities and power cont.
Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	$35,000	$38,330
Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	7,000	8,985
Boardwalk Pipelines LP company guaranty sr. unsec. unsub.
4.45%, 7/15/27	185,000	188,365
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	240,000	226,500
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	145,000	144,275
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	34,000	35,148
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	30,000	33,127
Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7.125%, 12/1/18	624,000	661,419
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	130,000	137,944
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	390,000	390,406
Dynegy, Inc. company guaranty sr. unsec. notes 7.375%, 11/1/22	180,000	187,425
Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	65,000	67,356
Dynegy, Inc. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	265,000	273,613
Dynegy, Inc. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	75,000	77,625
EDP Finance BV 144A sr. unsec. unsub. notes 5.25%,
1/14/21 (Netherlands)	515,000	556,053
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	5,000	6,426
Electricite de France (EDF) 144A sr. unsec. notes 6.50%,
1/26/19 (France)	165,000	174,805
Emera US Finance LP company guaranty sr. unsec. notes
3.55%, 6/15/26	303,000	305,040
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	505,000	531,116
Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	1,143,000	1,227,296
Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	155,000	170,228
Energy Transfer Partners LP sr. unsec. unsub. bonds
4.20%, 4/15/27	795,000	804,937
Energy Transfer Partners LP sr. unsec. unsub. notes 6.50%, 2/1/42	85,000	96,508
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	75,000	81,116
FirstEnergy Corp. sr. unsec. unsub. notes 4.25%, 3/15/23	531,000	561,778
GenOn Americas Generation, LLC sr. unsec. notes 8.50%, 10/1/21
(In default) †	220,000	201,850
GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20
(In default) †	143,000	104,033
IPALCO Enterprises, Inc. 144A sr. notes 3.70%, 9/1/24	240,000	240,588
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	255,000	265,103
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	270,000	276,373

66 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (11.4%)* cont.	amount	Value
Utilities and power cont.
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	$155,000	$156,731
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	625,000	628,372
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	157,000	201,742
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	235,000	309,118
Nevada Power Co. mtge. notes 7.125%, 3/15/19	115,000	123,424
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	185,000	198,875
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	285,000	298,538
NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7.875%, 5/15/21	119,000	122,421
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	205,000	203,798
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	45,000	54,963
Oncor Electric Delivery Co., LLC sr. notes 4.10%, 6/1/22	80,000	85,286
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	405,000	402,780
Pacific Gas & Electric Co. sr. unsec. bonds 6.05%, 3/1/34	112,000	145,861
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	425,000	452,377
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	15,000	15,444
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	75,000	92,129
Puget Sound Energy, Inc. jr. unsec. sub. FRN Ser. A, 6.974%, 6/1/67	775,000	755,625
Southern Star Central Corp. 144A sr. unsec. notes 5.125%, 7/15/22	185,000	190,781
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20	90,000	225
Texas Gas Transmission, LLC 144A sr. unsec. notes 4.50%, 2/1/21	411,000	428,125
Toledo Edison Co. (The) sr. mtge. bonds 7.25%, 5/1/20	20,000	22,083
		14,745,911
Total corporate bonds and notes (cost $306,721,970)		$317,090,331

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (5.3%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.5%)
Government National Mortgage Association Pass-Through Certificates
4.00%, with due dates from 3/15/46 to 3/20/46	$938,573	$1,012,807
3.50%, with due dates from 5/20/47 to 8/20/47	35,845,561	37,314,005
3.50%, TBA, 10/1/47	4,000,000	4,158,438
		42,485,250
U.S. Government Agency Mortgage Obligations (3.8%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, with due dates from 9/1/45 to 11/1/45	11,723,339	12,360,155
Federal National Mortgage Association Pass-Through Certificates
6.00%, TBA, 10/1/47	5,000,000	5,628,963
4.50%, with due dates from 2/1/39 to 4/1/39	66,287	71,621
4.00%, 8/1/47 ##	4,493,397	4,741,411
4.00%, TBA, 11/1/47	1,000,000	1,051,172

Dynamic Asset Allocation Growth Fund 67

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (5.3%)* cont.	amount	Value
U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
4.00%, TBA, 10/1/47	$2,000,000	$2,105,469
3.50%, with due dates from 9/1/45 to 6/1/56	31,542,762	32,560,939
3.00%, with due dates from 4/1/46 to 3/1/47	7,766,862	7,813,450
3.00%, 12/1/31	11,642,976	11,977,257
3.00%, TBA, 11/1/47	9,000,000	9,014,054
3.00%, TBA, 10/1/47	12,000,000	12,037,500
3.00%, TBA, 10/1/32	5,000,000	5,137,891
		104,499,882
Total U.S. government and agency mortgage obligations (cost $146,789,108)		$146,985,132

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes
1.75%, 4/30/22 [i]	$153,000	$153,177
1.25%, 10/31/21 [i]	115,000	113,036
Total U.S. treasury obligations (cost $266,213)		$266,213

	Principal
MORTGAGE-BACKED SECURITIES (2.1%)*	amount	Value
Agency collateralized mortgage obligations (0.2%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3072, Class SM (-3.667 x 1 Month US LIBOR) + 23.796%,
19.27%, 11/15/35	$67,404	$97,626
IFB Ser. 3249, Class PS (-3.3 x 1 Month US LIBOR) + 22.275%,
18.201%, 12/15/36	39,549	55,115
IFB Ser. 3065, Class DC (-3 x 1 Month US LIBOR) + 19.86%,
16.157%, 3/15/35	61,922	89,332
IFB Ser. 2990, Class LB (-2.556 x 1 Month US LIBOR) + 16.945%,
13.791%, 6/15/34	59,850	71,447
IFB Ser. 3829, Class AS, IO (-1 x 1 Month US LIBOR) + 6.95%,
5.716%, 3/15/41	1,725,547	324,147
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M2,
IO, 1 Month US LIBOR + 2.65%, 3.887%, 10/25/24	42,585	42,755
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
1 Month US LIBOR + 2.60%, 3.837%, 12/25/27	655,538	672,739
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M2,
1 Month US LIBOR + 2.20%, 3.437%, 10/25/28	531,000	538,376
Structured Agency Credit Risk Debt FRN Ser. 15-HQ1, Class M2,
1 Month US LIBOR + 2.20%, 3.437%, 3/25/25	167,113	168,126
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M1,
1 Month US LIBOR + 1.25%, 2.487%, 10/25/28	81,015	81,084
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M1,
1 Month US LIBOR + 1.20%, 2.437%, 11/25/28	85,000	85,093
Ser. 3326, Class WF, zero %, 10/15/35 W	1,709	1,284
Ser. 1208, Class F, PO, zero %, 2/15/22	238	229
Federal National Mortgage Association
IFB Ser. 06-62, Class PS (-6 x 1 Month US LIBOR) + 39.90%,
32.477%, 7/25/36	19,001	34,504
IFB Ser. 06-8, Class HP (-3.667 x 1 Month US LIBOR) + 24.566%,
20.03%, 3/25/36	34,888	53,638

68 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
IFB Ser. 07-53, Class SP (-3.667 x 1 Month US LIBOR) + 24.20%,
19.664%, 6/25/37	$58,512	$85,936
IFB Ser. 05-75, Class GS (-3 x 1 Month US LIBOR) + 20.25%,
16.538%, 8/25/35	42,378	55,026
IFB Ser. 12-58, Class SM, IO (-1 x 1 Month US LIBOR) + 6.50%,
5.263%, 6/25/42	2,098,116	353,460
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
1 Month US LIBOR + 1.35%, 2.587%, 1/25/29	175,700	176,614
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M1,
1 Month US LIBOR + 1.20%, 2.437%, 7/25/24	4,564	4,566
FRB Ser. 01-50, Class B1, IO, 0.403%, 10/25/41 W	581,745	6,908
FRB Ser. 02-W8, Class 1, IO, 0.302%, 6/25/42 W	395,106	4,692
Ser. 01-79, Class BI, IO, 0.293%, 3/25/45 W	256,292	2,313
Ser. 03-34, Class P1, PO, zero %, 4/25/43	13,498	11,232
Government National Mortgage Association
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	624,603	137,614
IFB Ser. 13-99, Class AS, IO (-1 x 1 Month US LIBOR) + 6.05%,
4.814%, 6/20/43	1,538,428	286,192
Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	22,255	2,831
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	132,958	25,298
Ser. 10-103, Class DI, IO, 4.50%, 12/20/38	97,334	4,090
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	3,500,926	485,502
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	1,962,757	214,058
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	3,194,913	303,488
Ser. 15-H25, Class BI, IO, 1.911%, 10/20/65 W	5,474,833	577,595
Ser. 15-H26, Class EI, IO, 1.711%, 10/20/65 W	2,925,382	269,720
Ser. 15-H24, Class BI, IO, 1.591%, 8/20/65 W	6,127,357	358,450
		5,681,080
Commercial mortgage-backed securities (1.2%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.412%, 1/15/49 W	261,294	1,054
Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, 0.252%, 2/10/51 W	1,732,053	103
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.568%, 11/10/41 W	100,171	828
FRB Ser. 04-4, Class XC, IO, 0.054%, 7/10/42 W	47,842	18
FRB Ser. 05-1, Class XW, IO, zero %, 11/10/42 W	895,018	1
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 04-PR3I, Class X1, IO, 0.208%, 2/11/41 W	5,859	9
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.286%, 3/11/39 W	313,501	245,048
FRB Ser. 06-PW11, Class C, 5.286%, 3/11/39 (In default) † W	261,000	106,013
FRB Ser. 06-PW14, Class X1, IO, 0.525%, 12/11/38 W	607,155	14,183
Capmark Mortgage Securities, Inc. FRB Ser. 97-C1, Class X, IO,
1.607%, 7/15/29 W	46,836	954
CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4, Class XW, IO,
0.742%, 12/11/49 W	72,254	7

Dynamic Asset Allocation Growth Fund 69

	Principal
MORTGAGE-BACKED SECURITIES (2.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C1, Class E, 6.281%, 4/15/44 W	$231,776	$114,917
FRB Ser. 11-C2, Class E, 5.945%, 12/15/47 W	562,000	567,244
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	243,000	252,280
FRB Ser. 14-GC21, Class XA, IO, 1.41%, 5/10/47 W	5,175,892	365,948
FRB Ser. 14-GC19, Class XA, IO, 1.371%, 3/10/47 W	7,170,030	453,433
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 12-GC8, Class XA, IO, 1.979%, 9/10/45 W	5,040,769	383,855
FRB Ser. 06-C5, Class XC, IO, 0.62%, 10/15/49 W	5,646,967	1,129
COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 6.049%, 5/15/46 W	357,476	362,846
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.893%, 7/15/47 W	354,000	358,294
FRB Ser. 14-UBS6, Class C, 4.614%, 12/10/47 W	1,437,000	1,407,452
Ser. 13-CR13, Class AM, 4.449%, 11/12/46 W	325,000	349,095
Ser. 12-CR2, Class AM, 3.791%, 8/15/45	341,000	357,708
FRB Ser. 14-LC15, Class XA, IO, 1.498%, 4/10/47 W	16,647,272	875,080
FRB Ser. 14-CR17, Class XA, IO, 1.297%, 5/10/47 W	8,088,153	392,243
FRB Ser. 14-UBS6, Class XA, IO, 1.175%, 12/10/47 W	6,909,660	337,641
FRB Ser. 13-CR11, Class XA, IO, 1.152%, 8/10/50 W	8,390,152	406,002
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 6.324%, 7/10/46 W	476,000	505,229
Ser. 13-LC13, Class E, 3.719%, 8/10/46 W	458,000	308,008
FRB Ser. 06-C8, Class XS, IO, 0.851%, 12/10/46 W	5,594,338	200
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 07-C1, Class AX, IO, 0.683%, 2/15/40 W	6,618,869	3,045
FRB Ser. 07-C2, Class AX, IO, 0.103%, 1/15/49 W	1,601,188	64
Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6.00%, 5/17/40	27,179	27,353
FRB Ser. 03-C3, Class AX, IO, 2.256%, 5/15/38 W	66,877	8
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.945%, 4/15/50 W	1,302,000	1,140,879
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.509%, 12/15/49 W	1,061,000	1,087,445
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.345%, 8/10/44 W	1,844,000	1,909,361
GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3,
Class XC, IO, 0.113%, 7/10/45 W	1,089,512	4
GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.438%, 12/10/49 W	10,603,316	23,215
GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 0.794%, 5/10/43 W	188,503	583
GS Mortgage Securities Corp. II FRB Ser. 13-GC10, Class XA, IO,
1.593%, 2/10/46 W	5,369,474	370,923
GS Mortgage Securities Corp. II 144A FRB Ser. 13-GC10, Class D,
4.41%, 2/10/46 W	186,000	175,823
GS Mortgage Securities Trust FRB Ser. 14-GC22, Class XA, IO,
1.183%, 6/10/47 W	9,347,892	457,318

70 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.841%, 1/10/45 W	$209,000	$200,640
FRB Ser. 11-GC3, Class D, 5.82%, 3/10/44 W	664,000	677,424
FRB Ser. 11-GC5, Class C, 5.565%, 8/10/44 W	450,000	483,458
FRB Ser. 13-GC12, Class D, 4.584%, 6/10/46 W	639,000	569,911
FRB Ser. 06-GG6, Class XC, IO, zero %, 4/10/38 W	12,368	—
JP Morgan Chase Commercial Mortgage Securities Trust 144A FRB
Ser. 12-C8, Class C, 4.759%, 10/15/45 W	315,000	323,190
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C14, Class C, 4.721%, 8/15/46 W	609,000	618,566
FRB Ser. 15-C33, Class XA, IO, 1.184%, 12/15/48 W	6,365,245	469,946
FRB Ser. 13-C17, Class XA, IO, 1.043%, 1/15/47 W	9,429,967	434,344
JPMorgan Chase Commercial Mortgage Securities Corp. 144A FRB
Ser. 12-LC9, Class D, 4.53%, 12/15/47 W	165,000	169,290
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 05-LDP5, Class F, 5.888%, 12/15/44 W	293,201	291,431
Ser. 04-LN2, Class A2, 5.115%, 7/15/41	2,248	2,248
FRB Ser. 13-LC11, Class XA, IO, 1.481%, 4/15/46 W	16,630,095	1,034,059
FRB Ser. 06-CB17, Class X, IO, 0.828%, 12/12/43 W	456,916	6,982
FRB Ser. 06-LDP8, Class X, IO, 0.525%, 5/15/45 W	258,708	4
FRB Ser. 07-LDPX, Class X, IO, 0.323%, 1/15/49 W	1,720,434	15,800
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.556%, 2/12/51 W	160,000	156,800
FRB Ser. 12-C6, Class E, 5.307%, 5/15/45 W	943,000	855,647
FRB Ser. 12-C8, Class D, 4.807%, 10/15/45 W	458,000	454,601
FRB Ser. 12-LC9, Class E, 4.53%, 12/15/47 W	355,000	335,758
FRB Ser. 05-CB12, Class X1, IO, 0.429%, 9/12/37 W	241,419	531
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.455%, 2/15/40 W	84,357	7
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 05-C5, Class XCL, IO, 0.661%, 9/15/40 W	577,589	5,624
FRB Ser. 06-C6, Class XCL, IO, 0.624%, 9/15/39 W	6,075,031	42,160
FRB Ser. 05-C7, Class XCL, IO, 0.488%, 11/15/40 W	341,860	1,843
FRB Ser. 05-C2, Class XCL, IO, 0.195%, 4/15/40 W	116,168	8
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.328%, 4/20/48 W	788,000	750,925
Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 0.674%, 8/12/39 W	121,444	688
FRB Ser. 05-MCP1, Class XC, IO, 0.005%, 6/12/43 W	115,276	—
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 7.156%, 5/15/44 W	12,110	1,114
FRB Ser. 06-C4, Class X, IO, 6.786%, 7/15/45 W	29,597	1,332
Morgan Stanley Bank of America Merrill Lynch Trust
Ser. 12-C6, Class AS, 3.476%, 11/15/45	538,000	554,264
FRB Ser. 14-C17, Class XA, IO, 1.395%, 8/15/47 W	5,644,146	291,859
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	312,000	64,603
Ser. 07-HQ11, Class AJ, 5.508%, 2/12/44 W	72,065	71,561

Dynamic Asset Allocation Growth Fund 71

	Principal
MORTGAGE-BACKED SECURITIES (2.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust 144A
FRB Ser. 11-C3, Class D, 5.327%, 7/15/49 W	$647,000	$669,193
FRB Ser. 11-C3, Class E, 5.327%, 7/15/49 W	545,000	544,906
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.21%, 8/10/49 W	284,000	300,152
FRB Ser. 12-C4, Class XA, IO, 1.835%, 12/10/45 W	7,232,108	482,820
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 05-C21, Class D, 5.468%, 10/15/44 W	400,000	398,188
FRB Ser. 06-C29, IO, 0.442%, 11/15/48 W	3,209,795	128
FRB Ser. 07-C34, IO, 0.328%, 5/15/46 W	985,581	1,971
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 06-C26, Class XC, IO, 0.053%, 6/15/45 W	1,218,248	244
FRB Ser. 05-C18, Class XC, IO, zero %, 4/15/42 W	120,120	300
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.43%, 7/15/46 W	280,000	298,576
FRB Ser. 13-LC12, Class C, 4.43%, 7/15/46 W	408,000	393,072
FRB Ser. 14-LC16, Class XA, IO, 1.538%, 8/15/50 W	6,959,144	442,184
FRB Ser. 16-LC25, Class XA, IO, 1.237%, 12/15/59 W	5,592,752	365,457
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.43%, 7/15/46 W	655,000	611,131
WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646%, 3/15/47 W	338,000	353,553
FRB Ser. 13-C15, Class C, 4.628%, 8/15/46 W	177,000	180,192
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	287,000	305,233
Ser. 13-C11, Class AS, 3.311%, 3/15/45	211,000	216,374
FRB Ser. 14-C24, Class XA, IO, 1.103%, 11/15/47 W	10,492,031	513,126
FRB Ser. 14-C22, Class XA, IO, 1.066%, 9/15/57 W	24,104,822	1,188,368
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class C, 5.861%, 11/15/44 W	273,000	295,960
FRB Ser. 11-C5, Class E, 5.861%, 11/15/44 W	515,000	529,540
FRB Ser. 11-C3, Class D, 5.813%, 3/15/44 W	819,000	788,482
FRB Ser. 11-C2, Class D, 5.788%, 2/15/44 W	796,000	815,945
FRB Ser. 13-C15, Class D, 4.628%, 8/15/46 W	437,000	377,151
FRB Ser. 12-C9, Class XA, IO, 2.17%, 11/15/45 W	4,831,051	398,368
FRB Ser. 12-C10, Class XA, IO, 1.753%, 12/15/45 W	3,383,926	230,005
FRB Ser. 13-C12, Class XA, IO, 1.505%, 3/15/48 W	1,595,692	75,789
FRB Ser. 12-C9, Class XB, IO, 0.859%, 11/15/45 W	10,038,000	321,879
		33,347,748
Residential mortgage-backed securities (non-agency) (0.7%)
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
3.253%, 5/25/35 W	850,570	871,834
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, 1 Month US LIBOR + 0.94%,
1.829%, 6/25/46	1,398,269	1,202,511
FRB Ser. 05-27, Class 1A1, 1.661%, 8/25/35 W	264,124	224,955
FRB Ser. 05-59, Class 1A1, 1 Month US LIBOR + 0.33%,
1.566%, 11/20/35	734,681	691,393
FRB Ser. 06-OA10, Class 4A1, 1 Month US LIBOR + 0.19%,
1.427%, 8/25/46	1,596,333	1,340,920

72 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
1 Month US LIBOR + 5.15%, 6.387%, 11/25/28	$429,400	$491,872
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
1 Month US LIBOR + 4.75%, 5.987%, 10/25/24	870,000	952,650
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
1 Month US LIBOR + 4.65%, 5.887%, 10/25/28	250,000	279,249
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
1 Month US LIBOR + 5.90%, 7.137%, 10/25/28	906,380	1,037,509
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
1 Month US LIBOR + 5.70%, 6.937%, 4/25/28	1,256,640	1,412,704
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
1 Month US LIBOR + 5.55%, 6.787%, 4/25/28	2,260,000	2,494,491
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
1 Month US LIBOR + 5.00%, 6.237%, 7/25/25	367,331	398,384
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
1 Month US LIBOR + 4.30%, 5.537%, 2/25/25	211,174	226,025
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
1 Month US LIBOR + 4.25%, 5.487%, 4/25/29	50,000	55,047
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
1 Month US LIBOR + 4.00%, 5.237%, 5/25/25	336,876	358,802
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
1 Month US LIBOR + 2.60%, 3.837%, 5/25/24	650,000	677,029
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, 1 Month
US LIBOR + 0.80%, 2.037%, 2/25/34	515,323	499,460
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
2.973%, 2/25/35 W	332,662	335,054
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
1 Month US LIBOR + 0.825%, 2.062%, 8/25/34	241,002	238,592
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.598%, 8/26/47	160,000	132,000
New Century Home Equity Loan Trust FRB Ser. 03-4, Class M1,
1 Month US LIBOR + 1.125%, 2.362%, 10/25/33	277,451	273,302
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, 1 Month US LIBOR + 1.05%,
2.287%, 10/25/34	410,000	402,815
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, 1 Month US LIBOR + 0.85%, 2.087%, 5/25/47	1,058,097	953,610
Structured Asset Securities Corp. Mortgage Loan Trust FRB
Ser. 06-AM1, Class A4, 1 Month US LIBOR + 0.16%, 1.397%, 4/25/36	237,105	234,303
Vericrest Opportunity Loan Transfer LXI, LLC 144A Ser. 17-NPL8,
Class A1, stepped-coupon 3.125% (6.125%, 6/25/20), 6/25/47 ††	490,558	492,628
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR12, Class 1A8, 3.162%, 10/25/35 W	1,064,801	1,070,785
FRB Ser. 07-HY2, Class 1A1, 3.071%, 12/25/36 W	443,146	427,188
FRB Ser. 05-AR9, Class A1C3, 1 Month US LIBOR + 0.96%,
2.197%, 7/25/45	401,881	397,862

Dynamic Asset Allocation Growth Fund 73

	Principal
MORTGAGE-BACKED SECURITIES (2.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 04-AR12, Class A2B, 1 Month US LIBOR + 0.46%,
1.697%, 10/25/44	$640,463	$608,119
FRB Ser. 05-AR11, Class A1B3, 1 Month US LIBOR + 0.40%,
1.637%, 8/25/45	595,745	569,652
		19,350,745
Total mortgage-backed securities (cost $57,994,702)		$58,379,573

FOREIGN GOVERNMENT AND AGENCY		Principal amount/
BONDS AND NOTES (0.3%)*		units	Value
Argentina (Province of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)		$185,000	$193,172
Argentina (Republic of) sr. unsec. unsub. bonds 7.625%,
4/22/46 (Argentina)		160,000	177,600
Argentina (Republic of) sr. unsec. unsub. bonds 6.625%,
7/6/28 (Argentina)		250,000	263,750
Argentina (Republic of) sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)		438,000	473,259
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.875%,
1/22/21 (Brazil)		490,000	523,688
Brazil (Federal Republic of) unsec. notes 10.00%, 1/1/21
(Brazil) (units)	BRL	3,896	1,305,803
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)		$615,000	707,250
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)		959,000	1,105,262
Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		189,000	202,822
Indonesia (Republic of) 144A sr. unsec. notes 5.25%,
1/17/42 (Indonesia)		430,000	479,533
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		200,000	218,000
Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)		300,000	368,625
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)		690,000	731,974
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		285,000	289,988
Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)		1,200,000	1,333,500
Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85%,
11/3/25 (Sri Lanka)		270,000	296,710
Turkey (Republic of) unsec. notes 11.00%, 3/2/22 (Turkey)	TRY	776,000	218,886
United Mexican States sr. unsec. unsub. notes 4.15%,
3/28/27 (Mexico)		$200,000	210,310
Total foreign government and agency bonds and notes (cost $9,327,305)			$9,100,132

74 Dynamic Asset Allocation Growth Fund

	Expiration	Strike
WARRANTS (0.2%)* †	date	price	Warrants	Value
Bupa Arabia for Cooperative Insurance Co. 144A
(Saudi Arabia)	3/22/18	$0.00	33,539	$1,056,406
Halcon Resources Corp.	9/9/20	14.04	2,341	1,288
Jiangsu NHWA Pharmaceutical Co., Ltd.
144A (China)	7/27/18	0.00	410,755	876,196
Qingdao Haier Co., Ltd. 144A (China)	9/24/18	0.00	676,000	1,535,623
Shanghai International Airport Co., Ltd.
144A (China)	5/7/18	0.00	153,700	879,238
Wuliangye Yibin Co., Ltd. 144A (China)	4/12/18	0.00	72,900	628,607
Total warrants (cost $4,605,208)				$4,977,358

	Principal
SENIOR LOANS (0.1%)*c	amount	Value
Avaya, Inc. bank term loan FRN Ser. B7, BBA LIBOR USD 3 Month
+ 5.25%, 6.564%, 5/29/20 (In default) †	$386,811	$328,790
Brand Energy & Infrastructure Services, Inc. bank term loan FRN
BBA LIBOR USD 3 Month + 4.25%, 5.522%, 6/21/24	440,000	441,750
Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B6, BBA LIBOR USD 3 Month + 7.75%, 11.75%, 3/1/18
(In default) †	651,923	790,456
CPG International, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.75%, 5.083%, 5/3/24	90,469	90,610
Forterra Finance, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 3.00%, 4.235%, 10/25/23	80,000	67,600
Gates Global, LLC/Gates Global Co. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.25%, 4.583%, 3/31/24	125,792	126,235
Getty Images, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.50%, 4.833%, 10/18/19	219,036	189,075
Neiman Marcus Group, Ltd., Inc. bank term loan FRN BBA LIBOR
USD 3 Month + 3.25%, 4.481%, 10/25/20	240,547	178,907
PetSmart, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.00%, 4.24%, 3/10/22	99,745	84,463
Revlon Consumer Products Corp. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.50%, 4.735%, 9/7/23	297,000	265,908
Total senior loans (cost $2,575,035)		$2,563,794

	Principal
ASSET-BACKED SECURITIES (—%)*	amount	Value
Mortgage Repurchase Agreement Financing Trust 144A FRB
Ser. 16-4, Class A1, 1 Month US LIBOR + 1.20%, 2.435%, 5/10/19	$221,000	$221,000
Station Place Securitization Trust 144A FRB Ser. 17-1, Class A,
1 Month US LIBOR + 0.90%, 2.137%, 2/25/49	732,000	732,000
Total asset-backed securities (cost $953,035)		$953,000

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Bank of America N.A.
USD/CNH (Put)	Dec-17/CNH 6.50	$27,451,500	$27,451,500	$35,440
UBS AG
IShares MSCI Emerging
Markets ETF (Put)	Dec-17/$43.00	14,227,937	317,517	211,539

Dynamic Asset Allocation Growth Fund 75

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional	Contract
Counterparty cont.	price	amount	amount	Value
Bank of America N.A.
IShares MSCI Emerging
Markets ETF (Put)	Nov-17/$42.00	$9,122,330	$203,578	$55,986
Total purchased options outstanding (cost $681,283)				$302,965

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
Jazz US Holdings, Inc. cv. company guaranty sr. unsec. notes
8.00%, 12/31/18	$83,000	$257,559
Total convertible bonds and notes (cost $79,638)		$257,559

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R	7,578	$209,934
Nine Point Energy 6.75% cv. pfd.	34	35,194
Total convertible preferred stocks (cost $172,507)		$245,128

INVESTMENT COMPANIES (—%)*	Shares	Value
Altaba, Inc.	3,100	$205,344
Total investment companies (cost $153,311)		$205,344

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $0.00 cum. ARP	6,720	$177,408
Total preferred stocks (cost $168,119)		$177,408

	Principal amount/
SHORT-TERM INVESTMENTS (16.7%)*		shares	Value
Putnam Cash Collateral Pool, LLC 1.25% [d]	Shares	31,273,602	$31,273,602
Putnam Short Term Investment Fund 1.17% L	Shares	234,437,630	234,437,630
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.92% P	Shares	617,000	617,000
Canada (Government of) commercial paper 1.200%, 10/3/17		$10,000,000	9,998,844
Chariot Funding, LLC asset backed commercial paper
1.181%, 10/11/17		12,000,000	11,995,137
CHARTA, LLC asset backed commercial paper 1.273%, 11/16/17		12,000,000	11,979,745
Interest in $120,161,000 joint tri-party repurchase agreement dated 9/29/17 with BNP Paribas due 10/2/17 — maturity value
of $60,645,306 for an effective yield of 1.050% (collateralized by various U.S. Treasury notes with coupon rates ranging
from 0.875% to 3.625% and due dates ranging from
10/31/17 to 5/31/22, valued at $122,574,975)		60,640,000	60,640,000
Interest in $275,000,000 joint tri-party repurchase agreement dated 9/29/17 with HSBC Bank USA, National Association due
10/2/17 — maturity value of $40,003,500 for an effective yield of 1.050% (collateralized by various U.S. Treasury bills and a U.S. Treasury note with coupon rates ranging from 0.000%
to 2.000% and due dates ranging from 10/5/17 to 5/31/24, valued
at $280,501,662)		40,000,000	40,000,000
Liberty Street Funding, LLC asset backed commercial paper
1.252%, 11/6/17		6,600,000	6,591,166
Nestle Finance International commercial paper 1.173%, 11/29/17		6,000,000	5,988,288

76 Dynamic Asset Allocation Growth Fund

	Principal amount/
SHORT-TERM INVESTMENTS (16.7%)* cont.	shares	Value
Old Line Funding, LLC asset backed commercial paper
1.212%, 10/25/17	12,500,000	$12,488,724
Roche Holdings, Inc. commercial paper 1.081%, 10/18/17	7,500,000	7,495,635
Thunder Bay Funding, LLC asset backed commercial paper
1.232%, 11/13/17	4,450,000	4,442,907
U.S. Treasury Bills 1.038%, 12/7/17 # ∆	10,530,000	10,510,985
U.S. Treasury Bills 1.033%, 12/14/17 # ∆ §	8,967,999	8,950,587
U.S. Treasury Bills 1.049%, 1/11/18 # ∆ §	2,851,002	2,842,901
U.S. Treasury Bills 1.063%, 1/18/18 ∆	151,002	150,541
U.S. Treasury Bills 1.121%, 2/8/18 # ∆ §	5,547,999	5,526,529
U.S. Treasury Bills 1.081%, 2/15/18 §	432,000	430,238
Total short-term investments (cost $466,362,676)		$466,360,459

TOTAL INVESTMENTS
Total investments (cost $2,576,695,060)	$2,870,987,689

Key to holding’s currency abbreviations

BRL	Brazilian Real
CAD	Canadian Dollar
CNH	Chinese Yuan (Offshore)
EUR	Euro
HKD	Hong Kong Dollar
TRY	Turkish Lira
USD /$	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Dynamic Asset Allocation Growth Fund 77

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2016 through September 30, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $2,790,678,914.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $224,896, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $18,332,220 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 5).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $4,504,430 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 5).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $4,359,072 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 5).

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 8).

d Affiliated company. See Notes 1 and 6 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $36,717,455 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

78 Dynamic Asset Allocation Growth Fund

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	74.8%	South Korea	0.8%
Japan	3.7	Hong Kong	0.7
United Kingdom	2.9	Taiwan	0.7
France	2.1	Netherlands	0.7
Germany	1.8	Sweden	0.6
Switzerland	1.7	Brazil	0.6
China	1.6	Russia	0.6
Canada	1.2	India	0.5
Australia	1.1	Other	3.0
Spain	0.9	Total	100.0%

FORWARD CURRENCY CONTRACTS at 9/30/17 (aggregate face value $381,619,524)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	10/18/17	$1,215,309	$1,129,294	$86,015
	British Pound	Buy	12/20/17	6,499,942	6,297,024	202,918
	Canadian Dollar	Sell	10/18/17	2,405,972	2,189,252	(216,720)
	Euro	Buy	12/20/17	4,054,940	4,077,244	(22,304)
	Hong Kong Dollar	Sell	11/15/17	6,045,436	6,035,724	(9,712)
	New Zealand Dollar	Buy	10/18/17	5,280,596	5,299,433	(18,837)
	New Zealand Dollar	Sell	10/18/17	5,280,596	5,274,370	(6,226)
	Norwegian Krone	Buy	12/20/17	6,988,879	7,083,584	(94,705)
	Russian Ruble	Buy	12/20/17	5,613,866	5,470,614	143,252
Barclays Bank PLC
	Australian Dollar	Buy	10/18/17	1,173,507	1,144,731	28,776
	Euro	Sell	12/20/17	4,010,545	4,055,997	45,452
	New Zealand Dollar	Buy	10/18/17	2,770,706	2,840,107	(69,401)
	New Zealand Dollar	Sell	10/18/17	2,770,706	2,767,470	(3,236)
	Swiss Franc	Buy	12/20/17	982,298	989,273	(6,975)
Citibank, N.A.
	Australian Dollar	Buy	10/18/17	2,710,916	2,658,564	52,352
	Australian Dollar	Sell	10/18/17	2,710,916	2,742,542	31,626
	Brazilian Real	Buy	10/3/17	2,731,067	2,719,176	11,891
	Brazilian Real	Sell	10/3/17	2,731,067	2,736,615	5,548
	Brazilian Real	Buy	1/3/18	26,793	26,645	148

Dynamic Asset Allocation Growth Fund 79

FORWARD CURRENCY CONTRACTS at 9/30/17 (aggregate face value $381,619,524) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Citibank, N.A. cont.
	Canadian Dollar	Buy	10/18/17	$5,557,854	$5,479,915	$77,939
	Canadian Dollar	Sell	10/18/17	5,557,854	5,509,655	(48,199)
	Danish Krone	Buy	12/20/17	1,222,007	1,229,757	(7,750)
	Euro	Buy	12/20/17	2,063,081	2,079,661	(16,580)
	Japanese Yen	Sell	11/15/17	1,328,929	1,413,396	84,467
	New Zealand Dollar	Sell	10/18/17	451,591	454,371	2,780
	Norwegian Krone	Buy	12/20/17	5,013,130	5,125,182	(112,052)
	Russian Ruble	Buy	12/20/17	5,535,420	5,462,521	72,899
	Swedish Krona	Sell	12/20/17	2,653,213	2,720,774	67,561
Credit Suisse International
	Australian Dollar	Buy	10/18/17	5,296,663	5,200,397	96,266
	Euro	Buy	12/20/17	3,030,403	3,073,401	(42,998)
	Japanese Yen	Sell	11/15/17	2,871,692	2,899,492	27,800
	New Zealand Dollar	Buy	10/18/17	1,085,075	1,083,855	1,220
	New Zealand Dollar	Sell	10/18/17	1,085,075	1,093,199	8,124
	Swedish Krona	Sell	12/20/17	2,761,530	2,760,954	(576)
	Swiss Franc	Buy	12/20/17	6,928,825	6,977,505	(48,680)
Goldman Sachs International
	Australian Dollar	Buy	10/18/17	8,198,314	8,203,394	(5,080)
	Australian Dollar	Sell	10/18/17	8,198,314	7,948,983	(249,331)
	Canadian Dollar	Buy	10/18/17	2,775,721	2,800,763	(25,042)
	Canadian Dollar	Sell	10/18/17	2,775,721	2,732,312	(43,409)
	Euro	Buy	12/20/17	2,482,819	2,507,560	(24,741)
	Hungarian Forint	Sell	12/20/17	2,732,429	2,767,005	34,576
	Indonesian Rupiah	Sell	11/15/17	16,854	19,718	2,864
	Japanese Yen	Sell	11/15/17	4,314,683	4,408,385	93,702
	New Zealand Dollar	Buy	10/18/17	583,805	619,979	(36,174)
	South African Rand	Sell	10/18/17	2,580,393	2,660,865	80,472
	Swedish Krona	Sell	12/20/17	2,381,370	2,463,488	82,118
	Turkish Lira	Buy	12/20/17	8,654,872	8,832,057	(177,185)
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/18/17	2,719,857	2,739,782	(19,925)
	Australian Dollar	Sell	10/18/17	2,719,857	2,726,046	6,189
	Canadian Dollar	Buy	10/18/17	5,535,731	5,464,992	70,739
	Canadian Dollar	Sell	10/18/17	5,535,731	5,500,836	(34,895)
	Euro	Sell	12/20/17	7,804,454	7,890,670	86,216
	Japanese Yen	Sell	11/15/17	2,656,604	2,741,873	85,269
	Mexican Peso	Sell	10/18/17	2,633,061	2,659,081	26,020
	New Zealand Dollar	Buy	10/18/17	8,134,920	8,174,192	(39,272)
	New Zealand Dollar	Sell	10/18/17	8,134,920	8,234,429	99,509
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/18/17	3,898,069	4,006,754	(108,685)
	British Pound	Buy	12/20/17	552,866	536,377	16,489

80 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 9/30/17 (aggregate face value $381,619,524) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
JPMorgan Chase Bank N.A. cont.
	Canadian Dollar	Buy	10/18/17	$5,568,354	$5,549,614	$18,740
	Canadian Dollar	Sell	10/18/17	5,568,354	5,594,609	26,255
	Euro	Sell	12/20/17	535,713	559,298	23,585
	Indonesian Rupiah	Sell	11/15/17	16,854	23,682	6,828
	Japanese Yen	Sell	11/15/17	2,709,560	2,758,334	48,774
	New Zealand Dollar	Buy	10/18/17	8,559,072	8,672,541	(113,469)
	New Zealand Dollar	Sell	10/18/17	8,559,072	8,626,909	67,837
	Norwegian Krone	Buy	12/20/17	1,589,316	1,614,698	(25,382)
	Singapore Dollar	Buy	11/15/17	2,523,902	2,523,618	284
	South African Rand	Buy	10/18/17	2,659,211	2,684,207	(24,996)
	South African Rand	Sell	10/18/17	2,659,211	2,731,395	72,184
	Swedish Krona	Sell	12/20/17	5,014,293	5,065,860	51,567
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	10/18/17	6,167,911	6,017,994	149,917
	Canadian Dollar	Buy	10/18/17	2,882,485	2,672,559	209,926
	Euro	Buy	12/20/17	1,559,182	1,585,700	(26,518)
	New Zealand Dollar	Buy	10/18/17	8,084,157	8,124,667	(40,510)
	New Zealand Dollar	Sell	10/18/17	8,084,157	8,139,572	55,415
	Swedish Krona	Sell	12/20/17	2,696,283	2,764,553	68,270
	Turkish Lira	Buy	12/20/17	5,128,323	5,259,858	(131,535)
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/18/17	4,051,003	4,015,900	35,103
	British Pound	Sell	12/20/17	2,771,048	2,805,703	34,655
	Canadian Dollar	Buy	10/18/17	2,860,523	2,810,294	50,229
	Canadian Dollar	Sell	10/18/17	2,860,523	2,895,048	34,525
	Euro	Buy	12/20/17	4,055,415	4,094,738	(39,323)
	New Zealand Dollar	Buy	10/18/17	4,208,014	4,319,234	(111,220)
	Norwegian Krone	Buy	12/20/17	6,861,515	7,015,720	(154,205)
	Swedish Krona	Sell	12/20/17	2,323,462	2,378,487	55,025
UBS AG
	Australian Dollar	Buy	10/18/17	4,615,758	4,560,629	55,129
	British Pound	Sell	12/20/17	1,372,361	1,330,346	(42,015)
	Canadian Dollar	Buy	10/18/17	2,875,833	2,869,451	6,382
	Euro	Sell	12/20/17	2,767,473	2,806,215	38,742
	Japanese Yen	Sell	11/15/17	5,540,294	5,617,285	76,991
	New Zealand Dollar	Buy	10/18/17	2,746,805	2,761,464	(14,659)
	New Zealand Dollar	Sell	10/18/17	2,746,805	2,764,126	17,321
	Norwegian Krone	Buy	12/20/17	2,734,931	2,765,440	(30,509)
	Swedish Krona	Sell	12/20/17	2,730,744	2,778,136	47,392
WestPac Banking Corp.
	Australian Dollar	Buy	10/18/17	4,156,095	4,097,056	59,039
	Australian Dollar	Sell	10/18/17	4,156,095	4,150,552	(5,543)
	Canadian Dollar	Buy	10/18/17	2,802,332	2,750,570	51,762

Dynamic Asset Allocation Growth Fund 81

FORWARD CURRENCY CONTRACTS at 9/30/17 (aggregate face value $381,619,524) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
WestPac Banking Corp. cont.
	Canadian Dollar	Sell	10/18/17	$2,802,332	$2,799,172	$(3,160)
	Euro	Buy	12/20/17	116,093	117,083	(990)
	Japanese Yen	Sell	11/15/17	2,645,273	2,705,062	59,789
	New Zealand Dollar	Buy	10/18/17	5,318,433	5,329,701	(11,268)
	New Zealand Dollar	Sell	10/18/17	5,318,433	5,371,209	52,776
Unrealized appreciation						3,205,639
Unrealized depreciation						(2,263,992)
Total						$941,647

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/17
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
MSCI EAFE Index Mini (Short)	282	$27,830,665	$27,895,440	Dec-17	$(88,585)
Russell 2000 Index E-Mini (Long)	2,174	162,056,634	162,278,230	Dec-17	10,180,842
S&P 500 Index E-Mini (Long)	1,797	226,364,496	226,071,585	Dec-17	2,492,111
S&P Mid Cap 400 Index E-Mini (Long)	327	58,727,238	58,719,390	Dec-17	1,869,908
Tokyo Price Index (Long)	186	27,683,048	27,687,181	Dec-17	1,740,655
U.S. Treasury Bond 30 yr (Long)	68	10,391,250	10,391,251	Dec-17	(168,635)
U.S. Treasury Bond Ultra 30 yr (Long)	121	19,980,125	19,980,125	Dec-17	(358,725)
U.S. Treasury Bond Ultra 30 yr (Short)	6	990,750	990,750	Dec-17	17,801
U.S. Treasury Note 2 yr (Long)	280	60,396,875	60,396,875	Dec-17	(150,682)
U.S. Treasury Note 2 yr (Short)	162	34,943,906	34,943,906	Dec-17	81,240
U.S. Treasury Note 5 yr (Long)	481	56,517,500	56,517,500	Dec-17	(365,465)
U.S. Treasury Note 5 yr (Short)	411	48,292,500	48,292,500	Dec-17	333,377
U.S. Treasury Note 10 yr (Long)	224	28,070,000	28,070,001	Dec-17	(294,422)
U.S. Treasury Note 10 yr (Short)	850	106,515,625	106,515,625	Dec-17	1,074,981
U.S. Treasury Note Ultra 10 yr (Long)	6	805,969	805,969	Dec-17	(9,512)
Unrealized appreciation					17,790,915
Unrealized depreciation					(1,436,026)
Total					$16,354,889

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/17 (premiums $553,651)
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
JPMorgan Chase Bank N.A.
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	$3,109,000	$71,911
Total			$71,911

82 Dynamic Asset Allocation Growth Fund

WRITTEN OPTIONS OUTSTANDING at 9/30/17 (premiums $385,461)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Bank of America N.A.
USD/CNH (Put)	Dec-17/CNH 6.40	$27,451,500	$27,451,500	$9,773
UBS AG
IShares MSCI Emerging
Markets ETF (Put)	Dec-17/$41.00	14,227,937	317,517	118,218
IShares MSCI Emerging
Markets ETF (Put)	Nov-17/40.00	9,122,330	203,578	35,998
Tencent Holdings, Ltd. (Call)	Nov-17/HKD 320.00	856,381	19,898	61,211
Total				$225,200

TBA SALE COMMITMENTS OUTSTANDING at 9/30/17 (proceeds receivable $16,265,430)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.00%, 10/1/47	$2,000,000	10/12/17	$2,105,469
Federal National Mortgage Association, 3.50%, 10/1/47	1,000,000	10/12/17	1,030,859
Federal National Mortgage Association, 3.00%, 10/1/47	12,000,000	10/12/17	12,037,500
Government National Mortgage Association, 4.00%, 10/1/47	1,000,000	10/23/17	1,052,969
Total			$16,226,797

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/17
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$54,106,800	$10,443 E	$(2,215)	12/20/19	1.80% —	3 month USD-	$8,228
				Semiannually	LIBOR-BBA —
					Quarterly
42,961,500	8,292 E	1,618	12/20/19	3 month USD-	1.80% —	(6,674)
				LIBOR-BBA —	Semiannually
				Quarterly
8,210,900	838 E	(4,305)	12/20/22	3 month USD-	2.05% —	(3,468)
				LIBOR-BBA —	Semiannually
				Quarterly
65,020,400	6,632 E	33,186	12/20/22	2.05% —	3 month USD-	32,163
				Semiannually	LIBOR-BBA —
					Quarterly
45,948,500	260,758 E	(223,207)	12/20/27	2.25% —	3 month USD-	37,551
				Semiannually	LIBOR-BBA —
					Quarterly
10,756,000	61,040 E	51,977	12/20/27	3 month USD-	2.25% —	(9,063)
				LIBOR-BBA —	Semiannually
				Quarterly
4,553,900	41,108 E	(47,264)	12/20/47	2.50% —	3 month USD-	(6,155)
				Semiannually	LIBOR-BBA —
					Quarterly

Dynamic Asset Allocation Growth Fund 83

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$6,588,100	$59,471 E	$68,250	12/20/47	3 month USD-	2.50% —	$8,778
				LIBOR-BBA —	Semiannually
				Quarterly
267,000	286	(2)	10/2/27	2.2935% —	3 month USD-	(288)
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$(121,962)				$61,072

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$9,315	$9,489	$—	1/12/42	4.00% (1 month	Synthetic TRS	$258
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
150,394	153,820	—	1/12/41	4.00% (1 month	Synthetic TRS	4,871
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
441	438	—	1/12/38	6.50% (1 month	Synthetic TRS	2
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
141,120	140,834	—	1/12/40	4.50% (1 month	Synthetic MBX	(68)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
33,694	33,907	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(285)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
41,528	41,905	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(840)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
10,410	10,579	—	1/12/43	3.50% (1 month	Synthetic TRS	257
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
274,964	274,535	—	1/12/40	5.00% (1 month	Synthetic MBX	50
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

84 Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$931,566	$930,247	$—	1/12/41	5.00% (1 month	Synthetic MBX	$301
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
326,943	327,910	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,719)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
358,023	357,516	—	1/12/41	5.00% (1 month	Synthetic MBX	116
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
113,170,520	117,051,408	—	11/27/17	3 month USD-	Russell 1000 Total	(3,730,480)
				LIBOR-BBA plus	Return Index —
				0.09% — Quarterly	Quarterly
138,066,700	138,933,937	—	12/1/17	(3 month USD-	A basket	937,513
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.37%) —	common stocks* —
				Quarterly	Quarterly
Credit Suisse International
1,254,533	1,256,896	—	1/12/41	4.50% (1 month	Synthetic MBX Index	4,307
				USD-LIBOR) —	4.50% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
26,394	27,202	—	1/12/45	3.50% (1 month	Synthetic TRS	1,042
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
15,110	14,994	—	1/12/39	6.00% (1 month	Synthetic TRS	71
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,921	2,900	—	1/12/38	6.50% (1 month	Synthetic TRS	15
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
23,063	23,493	—	1/12/42	4.00% (1 month	Synthetic TRS	638
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
23,063	23,493	—	1/12/42	4.00% (1 month	Synthetic TRS	638
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Growth Fund 85

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$98,416	$100,654	$—	1/12/40	4.00% (1 month	Synthetic TRS	$3,182
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
18,760	18,815	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(99)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
22,529	22,596	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(118)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
425,265	426,523	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(2,235)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
150,394	153,820	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(4,871)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
55,441	56,474	—	1/12/42	(4.00%) 1 month	Synthetic TRS	(1,532)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		953,261
Upfront premium (paid)		—		Unrealized depreciation		(3,742,247)
Total		$—		Total		$(2,788,986)

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

*A BASKET — CGPUTQL2 OF COMMON STOCK
				Percentage
Common stocks	Sector	Shares	Value	Value
Johnson & Johnson	Health care	32,272	$4,195,631	3.02%
JPMorgan Chase & Co.	Financials	38,335	3,661,343	2.64%
Pfizer, Inc.	Health care	94,649	3,378,977	2.43%
McDonald’s Corp.	Consumer discretionary	18,630	2,918,871	2.10%
Applied Materials, Inc.	Information technology	54,440	2,835,783	2.04%
Texas Instruments, Inc.	Information technology	30,971	2,776,260	2.00%
Apple, Inc.	Information technology	17,910	2,760,221	1.99%
Raytheon Co.	Industrials	14,251	2,658,950	1.91%
UnitedHealth Group, Inc.	Health care	13,421	2,628,597	1.89%
PNC Financial Services Group, Inc.	Financials	19,038	2,565,691	1.85%
(The)
eBay, Inc.	Information technology	66,033	2,539,615	1.83%

86 Dynamic Asset Allocation Growth Fund

*A BASKET — CGPUTQL2 OF COMMON STOCK cont.
				Percentage
Common stocks	Sector	Shares	Value	Value
Altria Group, Inc.	Consumer staples	39,695	$2,517,470	1.81%
Intuit, Inc.	Information technology	17,291	2,457,753	1.77%
Exxon Mobil Corp.	Energy	29,369	2,407,643	1.73%
Norfolk Southern Corp.	Industrials	18,043	2,386,048	1.72%
Northrop Grumman Corp.	Industrials	8,223	2,365,848	1.70%
Danaher Corp.	Health care	27,438	2,353,619	1.69%
Humana, Inc.	Health care	9,574	2,332,622	1.68%
Honeywell International, Inc.	Industrials	16,434	2,329,394	1.68%
Kimberly-Clark Corp.	Consumer staples	17,623	2,073,930	1.49%
Walt Disney Co. (The)	Consumer discretionary	20,416	2,012,400	1.45%
Automatic Data Processing, Inc.	Information technology	18,296	2,000,143	1.44%
TJX Cos., Inc. (The)	Consumer discretionary	26,775	1,974,097	1.42%
CBS Corp. Class B (non-voting shares)	Consumer discretionary	33,587	1,948,048	1.40%
Zoetis, Inc.	Health care	30,310	1,932,582	1.39%
Lowe’s Cos., Inc.	Consumer discretionary	24,130	1,928,973	1.39%
Sherwin-Williams Co. (The)	Materials	5,317	1,903,754	1.37%
Allstate Corp. (The)	Financials	17,890	1,644,224	1.18%
CVS Health Corp.	Consumer staples	19,860	1,614,978	1.16%
Juniper Networks, Inc.	Information technology	58,027	1,614,891	1.16%
Aflac, Inc.	Financials	19,328	1,573,135	1.13%
Alphabet, Inc. Class A	Information technology	1,610	1,567,327	1.13%
General Dynamics Corp.	Industrials	7,182	1,476,516	1.06%
Verizon Communications, Inc.	Telecommunication	29,669	1,468,322	1.06%
	services
CME Group, Inc.	Financials	10,678	1,448,846	1.04%
Berkshire Hathaway, Inc. Class B	Financials	7,900	1,448,216	1.04%
Fidelity National Information	Information technology	15,164	1,416,136	1.02%
Services, Inc.
Kinder Morgan, Inc.	Energy	73,280	1,405,505	1.01%
PG&E Corp.	Utilities	20,261	1,379,559	0.99%
F5 Networks, Inc.	Information technology	11,277	1,359,535	0.98%
Ross Stores, Inc.	Consumer discretionary	20,583	1,329,027	0.96%
Baker Hughes a GE Co.	Energy	36,279	1,328,550	0.96%
Marathon Petroleum Corp.	Energy	22,283	1,249,642	0.90%
Merck & Co., Inc.	Health care	18,704	1,197,606	0.86%
Sysco Corp.	Consumer staples	22,050	1,189,585	0.86%
Equity Residential Trust	Real estate	17,595	1,160,029	0.83%
Microsoft Corp.	Information technology	15,051	1,121,128	0.81%
Adobe Systems, Inc.	Information technology	7,482	1,116,187	0.80%
Harris Corp.	Information technology	8,376	1,102,908	0.79%
Edison International	Utilities	14,205	1,096,199	0.79%

Dynamic Asset Allocation Growth Fund 87

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/17
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$1,367	$20,000	$3,032	5/11/63	300 bp —	$(1,655)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,591	43,000	6,519	5/11/63	300 bp —	(3,906)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,309	86,000	13,038	5/11/63	300 bp —	(7,685)
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	2,572	80,000	4,712	5/11/63	200 bp —	(2,114)
Index						Monthly
CMBX NA A.6	A/P	9,562	294,000	17,317	5/11/63	200 bp —	(7,657)
Index						Monthly
CMBX NA A.6	A/P	12,800	408,000	24,031	5/11/63	200 bp —	(11,095)
Index						Monthly
CMBX NA A.6	A/P	32,886	625,000	36,813	5/11/63	200 bp —	(3,718)
Index						Monthly
CMBX NA A.6	A/P	82,601	2,202,000	129,698	5/11/63	200 bp —	(46,363)
Index						Monthly
CMBX NA A.7	A/P	1,104	30,000	1,011	1/17/47	200 bp —	103
Index						Monthly
CMBX NA A.7	A/P	3,286	79,000	2,662	1/17/47	200 bp —	650
Index						Monthly
CMBX NA BBB–.6	BBB–/P	$13,550	$107,000	$16,221	5/11/63	300 bp —	$(2,617)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	242,603	2,269,000	343,980	5/11/63	300 bp —	(100,243)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	2,144	29,000	3,210	1/17/47	300 bp —	(1,052)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	56,754	718,000	79,483	1/17/47	300 bp —	(22,370)
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	6,277	124,000	7,304	5/11/63	200 bp —	(985)
Index						Monthly
CMBX NA A.6	A/P	6,277	124,000	7,304	5/11/63	200 bp —	(985)
Index						Monthly
CMBX NA A.6	A/P	6,453	124,000	7,304	5/11/63	200 bp —	(809)
Index						Monthly
CMBX NA A.6	A/P	8,866	135,000	7,952	5/11/63	200 bp —	959
Index						Monthly
CMBX NA A.6	A/P	8,151	165,000	9,719	5/11/63	200 bp —	(1,512)
Index						Monthly
CMBX NA A.6	A/P	7,495	246,000	14,489	5/11/63	200 bp —	(6,912)
Index						Monthly
CMBX NA A.6	A/P	7,609	246,000	14,489	5/11/63	200 bp —	(6,799)
Index						Monthly
CMBX NA A.6	A/P	12,800	408,000	24,031	5/11/63	200 bp —	(11,095)
Index						Monthly

88 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA A.6	A/P	$34,350	$570,000	$33,573	5/11/63	200 bp —	$967
Index						Monthly
CMBX NA A.6	A/P	36,538	718,000	42,290	5/11/63	200 bp —	(5,513)
Index						Monthly
CMBX NA A.7	A/P	43,863	870,000	29,319	1/17/47	200 bp —	14,834
Index						Monthly
CMBX NA BBB–.6	BBB–/P	$2,769	35,000	5,306	5/11/63	300 bp —	(2,519)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,006	37,000	5,609	5/11/63	300 bp —	(1,585)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,769	70,000	10,612	5/11/63	300 bp —	(5,808)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,651	70,000	10,612	5/11/63	300 bp —	(6,926)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,158	74,000	11,218	5/11/63	300 bp —	(3,024)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,764	92,000	13,947	5/11/63	300 bp —	(6,138)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,477	136,000	20,618	5/11/63	300 bp —	(9,073)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,435	144,000	21,830	5/11/63	300 bp —	(9,324)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,950	247,000	37,445	5/11/63	300 bp —	(25,372)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	31,899	262,000	39,719	5/11/63	300 bp —	(7,689)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	67,247	717,000	108,697	5/11/63	300 bp —	(41,092)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	65,023	865,000	131,134	5/11/63	300 bp —	(65,678)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	42,688	542,000	59,999	1/17/47	300 bp —	(17,041)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	1,603	23,000	2,546	1/17/47	300 bp —	(931)
Index						Monthly
JPMorgan Securities LLC
CMBX NA A.6	A/P	15,040	243,000	14,313	5/11/63	200 bp —	808
Index						Monthly
CMBX NA A.6	A/P	10,929	381,000	22,441	5/11/63	200 bp —	(11,385)
Index						Monthly
CMBX NA A.6	A/P	12,641	383,000	22,559	5/11/63	200 bp —	(9,790)
Index						Monthly
CMBX NA A.6	A/P	13,363	408,000	24,031	5/11/63	200 bp —	(10,532)
Index						Monthly
CMBX NA A.6	A/P	13,700	453,000	26,682	5/11/63	200 bp —	(12,830)
Index						Monthly
CMBX NA A.6	A/P	31,011	527,000	31,040	5/11/63	200 bp —	147
Index						Monthly

Dynamic Asset Allocation Growth Fund 89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA A.6	A/P	$16,858	$599,000	$35,281	5/11/63	200 bp —	$(18,223)
Index						Monthly
CMBX NA A.6	A/P	38,013	786,000	46,295	5/11/63	200 bp —	(8,020)
Index						Monthly
CMBX NA A.6	A/P	132,217	2,194,000	129,227	5/11/63	200 bp —	3,721
Index						Monthly
CMBX NA A.7	A/P	13,857	316,000	10,649	1/17/47	200 bp —	3,314
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,234	29,000	4,396	5/11/63	300 bp —	(148)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,150	37,000	5,609	5/11/63	300 bp —	(1,441)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,064	37,000	5,609	5/11/63	300 bp —	(1,527)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,357	38,000	5,761	5/11/63	300 bp —	(385)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,500	52,000	7,883	5/11/63	300 bp —	(1,357)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,053	55,000	8,338	5/11/63	300 bp —	(2,257)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,709	59,000	8,944	5/11/63	300 bp —	(2,206)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,036	62,000	9,399	5/11/63	300 bp —	(2,332)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,682	88,000	13,341	5/11/63	300 bp —	(615)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,154	92,000	13,947	5/11/63	300 bp —	(3,747)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,850	102,000	15,463	5/11/63	300 bp —	(562)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	406,576	3,395,000	514,682	5/11/63	300 bp —	(106,409)
Index						Monthly
Upfront premium received		1,709,241		Unrealized appreciation			25,503
Upfront premium (paid)		—		Unrealized depreciation			(641,051)
Total		$1,709,241		Total			$(615,548)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2017. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

90 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/17
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.7 Index	$(8,638)	$55,000	$10,736	1/17/47	(500 bp) —	$2,052
					Monthly
CMBX NA BB.7 Index	(8,981)	55,000	10,736	1/17/47	(500 bp) —	1,709
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(17,315)	981,000	238,285	5/11/63	(500 bp) —	220,152
					Monthly
CMBX NA BB.7 Index	(84,053)	511,000	99,747	1/17/47	(500 bp) —	15,269
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(43,273)	423,000	$102,747	5/11/63	(500 bp) —	59,122
					Monthly
CMBX NA BB.7 Index	(6,961)	46,000	8,979	1/17/47	(500 bp) —	1,980
					Monthly
CMBX NA BB.7 Index	(86,296)	425,000	82,960	1/17/47	(500 bp) —	(3,690)
					Monthly
CMBX NA BB.7 Index	(16,548)	101,000	19,715	1/17/47	(500 bp) —	3,083
					Monthly
JPMorgan Securities LLC
CMBX NA BB.6 Index	(22,203)	167,000	40,564	5/11/63	(500 bp) —	18,222
					Monthly
CMBX NA BB.6 Index	(12,657)	88,000	21,375	5/11/63	(500 bp) —	8,645
					Monthly
CMBX NA BB.6 Index	(11,389)	81,000	19,675	5/11/63	(500 bp) —	8,219
					Monthly
CMBX NA BB.7 Index	(91,245)	533,000	104,042	1/17/47	(500 bp) —	12,352
					Monthly
CMBX NA BB.7 Index	(21,925)	135,000	26,352	1/17/47	(500 bp) —	4,315
					Monthly
CMBX NA BB.7 Index	(16,593)	106,000	20,691	1/17/47	(500 bp) —	4,010
					Monthly
CMBX NA BB.7 Index	(8,638)	55,000	10,736	1/17/47	(500 bp) —	2,050
					Monthly
CMBX NA BBB–.7 Index	(3,236)	29,000	3,210	1/17/47	(300 bp) —	(40)
					Monthly
CMBX NA BBB–.7 Index	(1,004)	9,000	996	1/17/47	(300 bp) —	(13)
					Monthly
Upfront premium received	—		Unrealized appreciation			361,180
Upfront premium (paid)	(460,955)		Unrealized depreciation			(3,743)
Total	$(460,955)		Total			$357,437

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Dynamic Asset Allocation Growth Fund 91

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/17
		Upfront
		premium			Termi-	Payments
		received	Notional		nation	received	Unrealized
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	appreciation
NA HY Series 29	B+/P	$(1,852,271)	$25,071,000	$1,963,511	12/20/22	500 bp —	$121,686
Index						Quarterly
NA IG Series 28	BBB+/P	(890,131)	54,500,000	1,154,528	6/20/22	100 bp —	281,051
Index						Quarterly
Total		$(2,742,402)					$402,737

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2017. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/17
	Upfront
	premium			Termi-	Payments
Referenced	received	Notional		nation	(paid)	Unrealized
debt *	(paid)**	amount	Value	date	by fund	depreciation
NA HY Series 29	$4,174,184	$56,028,000	$4,388,001	12/20/22	(500 bp) —	$(229,381)
Index					Quarterly
Total	$4,174,184					$(229,381)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

92 Dynamic Asset Allocation Growth Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$50,733,047	$28,266,909	$—
Capital goods	104,330,655	8,571,442	—
Communication services	44,500,006	13,178,228	986
Conglomerates	10,499,622	4,415,963	—
Consumer cyclicals	227,686,611	24,039,423	4
Consumer staples	158,013,522	21,656,674	224,892
Energy	88,447,499	2,982,451	7,209
Financials	304,584,788	74,778,621	—
Health care	214,677,642	9,627,517	—
Technology	307,305,889	39,355,891	—
Transportation	44,805,554	12,348,748	—
Utilities and power	62,214,161	5,869,339	—
Total common stocks	1,617,798,996	245,091,206	233,091

Asset-backed securities	—	953,000	—
Convertible bonds and notes	—	257,559	—
Convertible preferred stocks	—	245,128	—
Corporate bonds and notes	—	317,090,305	26
Foreign government and agency bonds and notes	—	9,100,132	—
Investment companies	205,344	—	—
Mortgage-backed securities	—	58,379,573	—
Preferred stocks	177,408	—	—
Purchased options outstanding	—	302,965	—
Senior loans	—	2,563,794	—
U.S. government and agency mortgage obligations	—	146,985,132	—
U.S. treasury obligations	—	266,213	—
Warrants	1,288	4,976,070	—
Short-term investments	235,054,630	231,305,829	—
Totals by level	$1,853,237,666	$1,017,516,906	$233,117

Dynamic Asset Allocation Growth Fund 93

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$941,647	$—
Futures contracts	16,354,889	—	—
Written options outstanding	—	(225,200)	—
Written swap options outstanding	—	(71,911)	—
TBA sale commitments	—	(16,226,797)	—
Interest rate swap contracts	—	183,034	—
Total return swap contracts	—	(2,788,986)	—
Credit default contracts	—	(2,764,823)	—
Totals by level	$16,354,889	$(20,953,036)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

94 Dynamic Asset Allocation Growth Fund

Statement of assets and liabilities 9/30/17

ASSETS
Investment in securities, at value, including $30,658,786 of securities on loan (Notes 1 and 5):
Unaffiliated issuers (identified cost $2,310,983,828)	$2,605,276,457
Affiliated issuers (identified cost $265,711,232) (Notes 1 and 6)	265,711,232
Foreign currency (cost $1,476,329) (Note 1)	1,467,104
Dividends, interest and other receivables	8,006,755
Receivable for shares of the fund sold	7,561,999
Receivable for investments sold	11,483,438
Receivable for sales of delayed delivery securities (Note 1)	13,772,750
Receivable for variation margin on futures contracts (Note 1)	950,461
Receivable for variation margin on centrally cleared swap contracts (Note 1)	994,321
Unrealized appreciation on forward currency contracts (Note 1)	3,205,639
Unrealized appreciation on OTC swap contracts (Note 1)	1,339,944
Premium paid on OTC swap contracts (Note 1)	460,955
Prepaid assets	44,434
Total assets	2,920,275,489

LIABILITIES
Payable to custodian	107,634
Payable for investments purchased	6,094,189
Payable for purchases of delayed delivery securities (Note 1)	36,924,305
Payable for shares of the fund repurchased	23,826,754
Payable for compensation of Manager (Note 2)	1,355,311
Payable for custodian fees (Note 2)	112,292
Payable for investor servicing fees (Note 2)	603,291
Payable for Trustee compensation and expenses (Note 2)	524,731
Payable for administrative services (Note 2)	11,404
Payable for distribution fees (Note 2)	1,335,484
Payable for variation margin on futures contracts (Note 1)	154,283
Payable for variation margin on centrally cleared swap contracts (Note 1)	1,067,402
Unrealized depreciation on OTC swap contracts (Note 1)	4,387,041
Premium received on OTC swap contracts (Note 1)	1,709,241
Unrealized depreciation on forward currency contracts (Note 1)	2,263,992
Written options outstanding, at value (premiums $939,112) (Note 1)	297,111
TBA sale commitments, at value (proceeds receivable $16,265,430) (Note 1)	16,226,797
Collateral on securities loaned, at value (Note 1)	31,273,602
Collateral on certain derivative contracts, at value (Notes 1 and 5)	883,213
Other accrued expenses	438,498
Total liabilities	129,596,575

Net assets	$2,790,678,914

(Continued on next page)

Dynamic Asset Allocation Growth Fund 95

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,261,571,468
Undistributed net investment income (Note 1)	45,280,330
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	174,378,111
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	309,449,005
Total — Representing net assets applicable to capital shares outstanding	$2,790,678,914

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,586,679,456 divided by 88,993,314 shares)	$17.83
Offering price per class A share (100/94.25 of $17.83)*	$18.92
Net asset value and offering price per class B share ($71,515,433 divided by 4,116,008 shares)**	$17.37
Net asset value and offering price per class C share ($288,335,444 divided by 17,184,652 shares)**	$16.78
Net asset value and redemption price per class M share
($33,775,208 divided by 1,942,853 shares)	$17.38
Offering price per class M share (100/96.50 of $17.38)*	$18.01
Net asset value, offering price and redemption price per class P share
($247,816,897 divided by 13,713,157 shares)	$18.07
Net asset value, offering price and redemption price per class R share
($31,962,712 divided by 1,831,745 shares)	$17.45
Net asset value, offering price and redemption price per class R5 share
($2,228,250 divided by 123,540 shares)	$18.04
Net asset value, offering price and redemption price per class R6 share
($232,495,202 divided by 12,866,738 shares)	$18.07
Net asset value, offering price and redemption price per class Y share
($295,870,312 divided by 16,407,890 shares)	$18.03

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

96 Dynamic Asset Allocation Growth Fund

Statement of operations Year ended 9/30/17

INVESTMENT INCOME
Dividends (net of foreign tax of $1,417,925)	$40,611,523
Interest (net of foreign tax of $1,653 ) (including interest income of $2,032,391 from investments
in affiliated issuers) (Note 6)	23,716,354
Securities lending (net of expenses) (Notes 1 and 6)	144,718
Total investment income	64,472,595

EXPENSES
Compensation of Manager (Note 2)	15,384,214
Investor servicing fees (Note 2)	3,869,403
Custodian fees (Note 2)	365,318
Trustee compensation and expenses (Note 2)	153,059
Distribution fees (Note 2)	7,589,447
Administrative services (Note 2)	78,182
Other	983,777
Total expenses	28,423,400
Expense reduction (Note 2)	(91,478)
Net expenses	28,331,922

Net investment income	36,140,673

Net realized gain on securities from unaffiliated issuers (net of foreign tax of $310,279) (Notes 1 and 3)	113,020,803
Net realized gain on forward currency contracts (Note 1)	4,218,251
Net realized loss on foreign currency transactions (Note 1)	(237,218)
Net realized gain on swap contracts (Note 1)	11,055,178
Net realized gain on futures contracts (Note 1)	83,004,054
Net realized loss on written options (Note 1)	(651,023)
Net unrealized appreciation of securities in unaffiliated issuers, when-issued securities,
and TBA sale commitments during the year	156,646,977
Net unrealized depreciation of forward currency contracts during the year	(908,363)
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	41,856
Net unrealized depreciation of swap contracts during the year	(4,989,255)
Net unrealized appreciation of futures contracts during the year	6,265,718
Net unrealized appreciation of written options during the year	325,194
Net gain on investments	367,792,172

Net increase in net assets resulting from operations	$403,932,845

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 97

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 9/30/17	Year ended 9/30/16
Operations
Net investment income	$36,140,673	$28,361,150
Net realized gain on investments
and foreign currency transactions	210,410,045	22,303,093
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	157,382,127	155,412,474
Net increase in net assets resulting from operations	403,932,845	206,076,717
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(5,525,214)	(28,724,104)
Class B	—	(982,054)
Class C	—	(3,439,157)
Class M	—	(449,376)
Class P	(1,053,302)	—
Class R	(53,962)	(254,453)
Class R5	(24,126)	(146,092)
Class R6	(1,102,358)	(1,768,422)
Class Y	(1,079,785)	(6,785,743)
Net realized short-term gain on investments
Class A	—	(5,583)
Class B	—	(337)
Class C	—	(935)
Class M	—	(118)
Class P	—	—
Class R	—	(64)
Class R5	—	(25)
Class R6	—	(290)
Class Y	—	(1,152)
From net realized long-term gain on investments
Class A	(17,606,540)	(60,034,735)
Class B	(915,711)	(3,624,184)
Class C	(3,233,705)	(10,055,456)
Class M	(368,605)	(1,263,245)
Class P	(2,562,288)	—
Class R	(289,855)	(685,722)
Class R5	(46,760)	(271,420)
Class R6	(1,741,541)	(3,116,758)
Class Y	(2,416,662)	(12,395,110)
Increase from capital share transactions (Note 4)	32,903,033	278,563,346
Total increase in net assets	398,815,464	350,635,528

NET ASSETS
Beginning of year	2,391,863,450	2,041,227,922
End of year (including undistributed net investment
income of $45,280,330 and $3,677,914, respectively)	$2,790,678,914	$2,391,863,450

The accompanying notes are an integral part of these financial statements.

98 Dynamic Asset Allocation Growth Fund

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Dynamic Asset Allocation Growth Fund 99

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	investment income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
September 30, 2017	$15.50	.23	2.35	2.58	(.06)	(.19)	(.25)	$17.83	16.84	$1,586,679	1.08	1.41	124[e]
September 30, 2016	15.05	.20	1.21	1.41	(.31)	(.65)	(.96)	15.50	9.73	1,482,617	1.08[d]	1.32[d]	216[e]
September 30, 2015	17.58	.17	(.29)	(.12)	(.34)	(2.07)	(2.41)	15.05	(1.26)	1,385,646	1.05	1.05	196[e]
September 30, 2014	15.60	.21	2.00	2.21	(.23)	—	(.23)	17.58	14.29	1,362,485	1.06	1.21	188[e]
September 30, 2013	13.47	.20	2.09	2.29	(.16)	—	(.16)	15.60	17.17	1,215,701	1.09	1.38	111[f]
Class B
September 30, 2017	$15.17	.10	2.29	2.39	—	(.19)	(.19)	$17.37	15.90	$71,515	1.83	.63	124[e]
September 30, 2016	14.72	.08	1.20	1.28	(.18)	(.65)	(.83)	15.17	8.95	77,832	1.83[d]	.56[d]	216[e]
September 30, 2015	17.22	.05	(.29)	(.24)	(.19)	(2.07)	(2.26)	14.72	(2.02)	84,801	1.80	.28	196[e]
September 30, 2014	15.28	.08	1.97	2.05	(.11)	—	(.11)	17.22	13.45	107,877	1.81	.45	188[e]
September 30, 2013	13.19	.09	2.05	2.14	(.05)	—	(.05)	15.28	16.28	118,464	1.84	.63	111[f]
Class C
September 30, 2017	$14.65	.10	2.22	2.32	—	(.19)	(.19)	$16.78	15.99	$288,335	1.83	.66	124[e]
September 30, 2016	14.30	.08	1.14	1.22	(.22)	(.65)	(.87)	14.65	8.85	253,401	1.83[d]	.58[d]	216[e]
September 30, 2015	16.82	.05	(.27)	(.22)	(.23)	(2.07)	(2.30)	14.30	(1.99)	209,239	1.80	.30	196[e]
September 30, 2014	14.94	.07	1.94	2.01	(.13)	—	(.13)	16.82	13.49	168,304	1.81	.46	188[e]
September 30, 2013	12.91	.09	2.00	2.09	(.06)	—	(.06)	14.94	16.28	144,081	1.84	.62	111[f]
Class M
September 30, 2017	$15.14	.15	2.28	2.43	—	(.19)	(.19)	$17.38	16.20	$33,775	1.58	.91	124[e]
September 30, 2016	14.72	.12	1.18	1.30	(.23)	(.65)	(.88)	15.14	9.15	29,745	1.58[d]	.82[d]	216[e]
September 30, 2015	17.23	.09	(.28)	(.19)	(.25)	(2.07)	(2.32)	14.72	(1.71)	28,800	1.55	.54	196[e]
September 30, 2014	15.30	.12	1.97	2.09	(.16)	—	(.16)	17.23	13.71	30,005	1.56	.71	188[e]
September 30, 2013	13.21	.12	2.06	2.18	(.09)	—	(.09)	15.30	16.59	27,200	1.59	.88	111[f]
Class P
September 30, 2017	$15.66	.31	2.37	2.68	(.08)	(.19)	(.27)	$18.07	17.32	$247,817.67		1.85	124[e]
September 30, 2016†	15.60	.02	.04	.06	—	—	—	15.66	.38*	198,605	.06*	.14*	216[d]
Class R
September 30, 2017	$15.19	.19	2.30	2.49	(.04)	(.19)	(.23)	$17.45	16.54	$31,963	1.33	1.18	124[e]
September 30, 2016	14.74	.16	1.18	1.34	(.24)	(.65)	(.89)	15.19	9.42	23,273	1.33[d]	1.09[d]	216[e]
September 30, 2015	17.28	.13	(.28)	(.15)	(.32)	(2.07)	(2.39)	14.74	(1.50)	12,375	1.30	.80	196[e]
September 30, 2014	15.33	.16	1.98	2.14	(.19)	—	(.19)	17.28	14.06	19,617	1.31	.96	188[e]
September 30, 2013	13.24	.16	2.06	2.22	(.13)	—	(.13)	15.33	16.89	16,026	1.34	1.13	111[f]
Class R5
September 30, 2017	$15.67	.24	2.42	2.66	(.10)	(.19)	(.29)	$18.04	17.19	$2,228.81		1.46	124[e]
September 30, 2016	15.21	.23	1.23	1.46	(.35)	(.65)	(1.00)	15.67	9.98	4,112	.81[d]	1.53[d]	216[e]
September 30, 2015	17.74	.22	(.29)	(.07)	(.39)	(2.07)	(2.46)	15.21	(1.00)	7,051.80		1.31	196[e]
September 30, 2014	15.76	.26	2.02	2.28	(.30)	—	(.30)	17.74	14.59	6,434.81		1.51	188[e]
September 30, 2013	13.58	.23	2.12	2.35	(.17)	—	(.17)	15.76	17.50	64.82		1.52	111[f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

100 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 101

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	investment income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class R6
September 30, 2017	$15.71	.31	2.36	2.67	(.12)	(.19)	(.31)	$18.07	17.25	$232,495.71		1.85	124[e]
September 30, 2016	15.24	.26	1.23	1.49	(.37)	(.65)	(1.02)	15.71	10.16	135,367	.71[d]	1.72[d]	216[e]
September 30, 2015	17.78	.23	(.30)	(.07)	(.40)	(2.07)	(2.47)	15.24	(.94)	59,064.70		1.42	196[e]
September 30, 2014	15.77	.27	2.03	2.30	(.29)	—	(.29)	17.78	14.74	31,438.71		1.56	188[e]
September 30, 2013	13.58	.25	2.12	2.37	(.18)	—	(.18)	15.77	17.62	24,534.72		1.62	111[f]
Class Y
September 30, 2017	$15.66	.28	2.36	2.64	(.08)	(.19)	(.27)	$18.03	17.11	$295,870.83		1.70	124[e]
September 30, 2016	15.21	.24	1.22	1.46	(.36)	(.65)	(1.01)	15.66	9.95	186,911	.83[d]	1.59[d]	216[e]
September 30, 2015	17.74	.22	(.29)	(.07)	(.39)	(2.07)	(2.46)	15.21	(.96)	254,253.80		1.31	196[e]
September 30, 2014	15.73	.25	2.02	2.27	(.26)	—	(.26)	17.74	14.59	146,825.81		1.46	188[e]
September 30, 2013	13.58	.24	2.10	2.34	(.19)	—	(.19)	15.73	17.47	125,570.84		1.65	111[f]

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	208%

The accompanying notes are an integral part of these financial statements.

102 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 103

Notes to financial statements 9/30/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2016 through September 30, 2017.

Putnam Dynamic Asset Allocation Growth Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class P, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

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Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

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To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $102,658,470 is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a when-issued or forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

106 Dynamic Asset Allocation Growth Fund

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk, and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s

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books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk, and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the

108 Dynamic Asset Allocation Growth Fund

payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time.

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The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $238,096 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $4,410,189 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $4,504,430 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $31,273,602 and the value of securities loaned amounted to $30,658,786.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits

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in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from realized gains and losses on certain futures contracts, from unrealized gains and losses on passive foreign investment companies, from income on swap contracts, and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $14,300,490 to increase undistributed net investment income, $941 to decrease paid-in capital and $14,299,549 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$344,839,332
Unrealized depreciation	(57,377,531)
Net unrealized appreciation	287,461,801
Undistributed ordinary income	43,945,262
Undistributed long-term gain	118,002,434
Undistributed short-term gain	79,770,276
Cost for federal income tax purposes	$2,578,898,640

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

Dynamic Asset Allocation Growth Fund 111

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.595% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,636,540	Class R	45,560
Class B	128,935	Class R5	4,456
Class C	464,602	Class R6	89,628
Class M	54,583	Class Y	421,403
Class P	23,696	Total	$3,869,403

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4,348 under the expense offset arrangements and by $87,130 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,994, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

112 Dynamic Asset Allocation Growth Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$3,799,808
Class B	1.00%	1.00%	741,900
Class C	1.00%	1.00%	2,680,017
Class M	1.00%	0.75%	236,114
Class R	1.00%	0.50%	131,608
Total			$7,589,447

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $335,944 and $6,650 from the sale of class A and class M shares, respectively, and received $32,933 and $11,017 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $797 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$2,834,319,163	$2,602,957,905
U.S. government securities (Long-term)	—	—
Total	$2,834,319,163	$2,602,957,905

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Dynamic Asset Allocation Growth Fund 113

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class A	Shares	Amount	Shares	Amount
Shares sold	8,796,821	$144,483,286	11,568,544	$172,831,571
Shares issued in connection with
reinvestment of distributions	1,422,198	22,328,448	5,812,444	85,617,368
	10,219,019	166,811,734	17,380,988	258,448,939
Shares repurchased	(16,878,262)	(276,718,126)	(13,777,707)	(205,920,736)
Net increase (decrease)	(6,659,243)	$(109,906,392)	3,603,281	$52,528,203

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class B	Shares	Amount	Shares	Amount
Shares sold	316,353	$4,953,362	684,286	$10,038,892
Shares issued in connection with
reinvestment of distributions	58,383	898,508	311,135	4,511,397
	374,736	5,851,870	995,421	14,550,289
Shares repurchased	(1,390,950)	(22,213,812)	(1,622,856)	(23,674,382)
Net decrease	(1,016,214)	$(16,361,942)	(627,435)	$(9,124,093)

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class C	Shares	Amount	Shares	Amount
Shares sold	3,497,029	$54,382,776	4,498,933	$63,694,597
Shares issued in connection with
reinvestment of distributions	206,130	3,065,160	888,729	12,451,102
	3,703,159	57,447,936	5,387,662	76,145,699
Shares repurchased	(3,813,513)	(59,179,982)	(2,729,153)	(38,508,200)
Net increase (decrease)	(110,354)	$(1,732,046)	2,658,509	$37,637,499

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class M	Shares	Amount	Shares	Amount
Shares sold	207,177	$3,313,685	162,492	$2,361,668
Shares issued in connection with
reinvestment of distributions	23,929	367,793	118,410	1,709,844
	231,106	3,681,478	280,902	4,071,512
Shares repurchased	(253,382)	(4,052,721)	(272,936)	(3,994,080)
Net increase (decrease)	(22,276)	$(371,243)	7,966	$77,432

			FOR THE PERIOD 8/31/16
			(COMMENCEMENT OF OPERATIONS)
	YEAR ENDED 9/30/17		TO 9/30/16
Class P	Shares	Amount	Shares	Amount
Shares sold	7,629,617	$124,459,992	14,054,520	$219,268,741
Shares issued in connection with
reinvestment of distributions	227,825	3,615,590	—	—
	7,857,442	128,075,582	14,054,520	219,268,741
Shares repurchased	(6,825,910)	(113,648,231)	(1,372,895)	(21,463,965)
Net increase	1,031,532	$14,427,351	12,681,625	$197,804,776

114 Dynamic Asset Allocation Growth Fund

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class R	Shares	Amount	Shares	Amount
Shares sold	735,469	$11,887,702	1,017,970	$14,790,476
Shares issued in connection with
reinvestment of distributions	18,323	282,177	55,701	805,441
	753,792	12,169,879	1,073,671	15,595,917
Shares repurchased	(454,230)	(7,206,642)	(381,268)	(5,488,665)
Net increase	299,562	$4,963,237	692,403	$10,107,252

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class R5	Shares	Amount	Shares	Amount
Shares sold	124,065	$2,126,790	289,004	$4,049,781
Shares issued in connection with
reinvestment of distributions	4,472	70,886	28,098	417,537
	128,537	2,197,676	317,102	4,467,318
Shares repurchased	(267,346)	(4,487,683)	(518,297)	(7,472,470)
Net decrease	(138,809)	$(2,290,007)	(201,195)	$(3,005,152)

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class R6	Shares	Amount	Shares	Amount
Shares sold	6,565,511	$109,717,431	5,849,160	$87,603,297
Shares issued in connection with
reinvestment of distributions	179,200	2,843,899	328,325	4,885,470
	6,744,711	112,561,330	6,177,485	92,488,767
Shares repurchased	(2,496,789)	(41,688,524)	(1,433,349)	(21,736,075)
Net increase	4,247,922	$70,872,806	4,744,136	$70,752,692

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class Y	Shares	Amount	Shares	Amount
Shares sold	7,404,273	$122,183,309	14,470,724	$218,274,401
Shares issued in connection with
reinvestment of distributions	212,733	3,371,816	1,260,303	18,715,499
	7,617,006	125,555,125	15,731,027	236,989,900
Shares repurchased	(3,145,459)	(52,253,856)	(20,516,081)	(315,205,163)
Net increase (decrease)	4,471,547	$73,301,269	(4,785,054)	$(78,215,263)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	1,012	0.8%	$18,256

Dynamic Asset Allocation Growth Fund 115

Note 5: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

												Merrill
												Lynch,		State
			Barclays						HSBC			Pierce,	Royal	Street
			Capital,			Citigroup			Bank	JPMorgan		Fenner	Bank of	Bank
	Bank of	Barclays	Inc.			Global	Credit	Goldman	USA,	Chase	JPMorgan	&	Scotland	and		WestPac
	America	Bank	(clearing	BNP	Citibank,	Markets,	Suisse	Sachs	National	Bank	Securities	Smith,	PLC	Trust		Banking
	N.A.	PLC	broker)	Paribas	N.A.	Inc.	International	International	Association	N.A.	LLC	Inc.	(The)	Co.	UBS AG	Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$994,321	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$994,321
OTC Total return swap contracts*#	—	5,739	—	—	937,629	—	5,349	4,544	—	—	—	—	—	—	—	—	953,261
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	21,380	336,789	213,573	—	—	246,650	—	—	—	—	—	818,392
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	950,461	—	—	—	—	950,461
Forward currency contracts#	432,185	74,228	—	—	407,211	—	133,410	293,732	373,942	332,543	—	—	483,528	209,537	241,957	223,366	3,205,639
Purchased swap options**#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Purchased options**#	35,440	—	—	—	—	—	—	—	—	—	—	—	—	—	267,525	—	302,965
Repurchase agreements**	—	—	—	60,640,000	—	—	—	—	40,000,000	—	—	—	—	—	—	—	100,640,000
Total Assets	$467,625	$79,967	$994,321	$60,640,000	$1,344,840	$21,380	$475,548	$511,849	$40,373,942	$332,543	$246,650	$950,461	$483,528	$209,537	$509,482	$223,366	$107,865,039
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	1,067,402	—	—	—	—	—	—	—	—	—	—	—	—	—	1,067,402
OTC Total return swap contracts*#	—	2,912	—	—	3,730,480	—	—	2,452	—	—	6,403	—	—	—	—	—	3,742,247
OTC Credit default contracts —
protection sold*#	22,513	—	—	—	—	—	656,338	674,168	—	—	971,770	—	—	—	—	—	2,324,789
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	154,283	—	—	—	—	154,283
Forward currency contracts#	368,504	79,612	—	—	184,581	—	92,254	560,962	94,092	272,532	—	—	198,563	304,748	87,183	20,961	2,263,992
Written swap options#	—	—	—	—	—	—	—	—	—	71,911	—	—	—	—	—	—	71,911
Written options#	9,773	—	—	—	—	—	—	—	—	—	—	—	—	—	215,427	—	225,200
Total Liabilities	$400,790	$82,524	$1,067,402	$—	$3,915,061	$—	$748,592	$1,237,582	$94,092	$344,443	$978,173	$154,283	$198,563	$304,748	$302,610	$20,961	$9,849,824
Total Financial and Derivative
Net Assets	$66,835	$(2,557)	$(73,081)	$60,640,000	$(2,570,221)	$21,380	$(273,044)	$(725,733)	$40,279,850	$(11,900)	$(731,523)	$796,178	$284,965	$(95,211)	$206,872	$202,405	$98,015,215
Total collateral received (pledged)†##	$66,835	$48,000	$—	$60,640,000	$(2,561,844)	$—	$(273,044)	$(725,733)	$40,266,213	$—	$(731,523)	$—	$284,965	$—	$206,872	$—
Net amount	$—	$(50,557)	$(73,081)	$—	$(8,377)	$21,380	$—	$—	$13,637	$(11,900)	$—	$796,178	$—	$(95,211)	$—	$202,405
Controlled collateral received
(including TBA commitments)**	$90,000	$48,000	$—	$—	$—	$—	$—	$—	$266,213	$—	$—	$—	$479,000	$—	$—	$—	$883,213
Uncontrolled collateral received	$—	$—	$—	$61,858,228	$—	$—	$—	$—	$40,800,242	$—	$—	$—	$—	$—	$238,096	$—	$102,896,566
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$(2,561,844)	$—	$(301,046)	$(832,656)	$—	$—	$(808,884)	$—	$—	$—	$—	$—	$(4,504,430)

116 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 117

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for the initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $18,332,220 and $4,359,072, respectively.

Note 6: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/16	cost	proceeds	income	of 9/30/17
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$35,643,138	$193,847,573	$198,217,109	$281,020	$31,273,602
Putnam Short Term
Investment Fund**	265,801,591	361,000,000	392,363,961	2,032,391	234,437,630
Total Short-term
investments	$301,444,729	$554,847,573	$590,581,070	$2,313,411	$265,711,232

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

There were no realized or unrealized gains or losses during the period.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

118 Dynamic Asset Allocation Growth Fund

Note 9: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Purchased equity option contracts (contract amount)	$210,000
Purchased currency options (contract amount)	$29,500,000
Written equity option contracts (contract amount)	$220,000
Written currency options (contract amount)	$29,500,000
Written swap option contracts (contract amount)	$3,100,000
Futures contracts (number of contracts)	8,000
Forward currency contracts (contract amount)	$555,500,000
Centrally cleared interest rate swap contracts (notional)	$224,400,000
OTC total return swap contracts (notional)	$244,000,000
OTC credit default contracts (notional)	$22,700,000
Centrally cleared credit default contracts (notional)	$109,300,000
Warrants (number of warrants)	930,000

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$3,963,531*	Unrealized depreciation	$6,728,354*
Foreign exchange	Investments,
contracts	Receivables	3,241,079	Payables	2,273,765
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	22,465,912*	Unrealized depreciation	4,034,492*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	1,836,294*	Unrealized depreciation	1,561,232*
Total		$31,506,816		$14,597,843

*Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Growth Fund 119

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$3,849,631	$3,849,631
Foreign exchange
contracts	—	1,230,008	—	4,218,251	—	$5,448,259
Equity contracts	601,906	(332,712)	82,849,764	—	5,230,583	$88,349,541
Interest
rate contracts	—	(156,769)	154,290	—	1,974,964	$1,972,485
Total	$601,906	$740,527	$83,004,054	$4,218,251	$11,055,178	$99,619,916

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(627,123)	$(627,123)
Foreign exchange
contracts	—	(123,580)	—	(908,363)	—	$(1,031,943)
Equity contracts	108,615	(94,477)	5,515,749	—	(4,700,000)	$829,887
Interest
rate contracts	—	164,933	749,969	—	337,868	$1,252,770
Total	$108,615	$(53,124)	$6,265,718	$(908,363)	$(4,989,255)	$423,591

120 Dynamic Asset Allocation Growth Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $129,802,677 as a capital gain dividend with respect to the taxable year ended September 30, 2017, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 17.53% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 28.65%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $8,838,747 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

Dynamic Asset Allocation Growth Fund 121

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

122 Dynamic Asset Allocation Growth Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2017, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Dynamic Asset Allocation Growth Fund 123

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

124 Dynamic Asset Allocation Growth Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisors	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
57–59 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1LD	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
The Putnam Advisory Company, LLC	Robert L. Reynolds	Vice President and
One Post Office Square	Manoj P. Singh	Assistant Treasurer
Boston, MA 02109
	Officers	Mark C. Trenchard
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	President	BSA Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Custodian	Principal Executive Officer,	Proxy Voting and Corporate
State Street Bank	and Compliance Liaison	Governance, Assistant Clerk,
and Trust Company		and Assistant Treasurer
Robert T. Burns
Legal Counsel	Vice President and	Denere P. Poulack
Ropes & Gray LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
Independent Registered Public	James F. Clark
Accounting Firm	Vice President and
PricewaterhouseCoopers LLP	Chief Compliance Officer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log onto putnam.com or scan this code to update your mailing options.

AN058 308150 11/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2017	$221,825	$ —	$41,788	$ —
September 30, 2016	$174,286	$ —	$42,183	$ —

For the fiscal years ended September 30, 2017 and September 30, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $429,968 and $601,936 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2017	$ —	$382,530	$ —	$ —
September 30, 2016	$ —	$559,753	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2017